UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. 3)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MELLANOX TECHNOLOGIES, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

NOTICE OF

EXTRAORDINARY GENERAL MEETING OF

SHAREHOLDERS TO BE HELD ON MAY 24, 2018

To our Shareholders:

You are cordially invited to attend our extraordinary general meeting of shareholders, which will be held at 5:00 p.m. (Israel time) (10:00 a.m. Eastern Time), on Thursday, May 24, 2018 at the Company’s principal executive offices at 8B Habarzel Street, Tel Aviv, Israel 6971012. You may also participate in the meeting via teleconference by dialing the toll-free U.S. telephone number 877-888-4294, the international telephone number 785-424-1877 or the toll-free Israeli telephone number 180-925-6145 at least 15 minutes prior to the start of the meeting and referencing the conference ID number MLNX0524.

We are holding the extraordinary general meeting for the following purposes:

1.

To approve an amendment to Article 39(a) of our current amended and restated articles of association (our “Articles”) to require that in the event of a contested election (as defined in the accompanying proxy statement) directors will be elected by a plurality of the votes cast (the “Plurality Voting Standard Proposal”).

2.

To approve an amendment to Article 39(b) of our Articles to, among other matters described in additional detail in the accompanying proxy statement, require that (A) any nominee for election to the Board of Directors (the “Board”) of the Company must consent to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in connection with any general meeting of shareholders at which such nominee is nominated for election as a director; and (B) each proxy card used in connection with the election of directors of the Company must include all nominees for election as directors of the Company and satisfy certain other requirements as set forth in detail in the accompanying proxy statement (the “Universal Proxy Card Proposal”).

These items of business to be transacted at the meeting are more fully described in the accompanying proxy statement which is a part of this notice. You are encouraged to read the accompanying proxy statement carefully and in its entirety.

We are committed to best-in-class governance practices and are taking the steps necessary to align our governance policies with the interests of our shareholders and ensure that the composition of the Board fairly reflects shareholders’ intentions. We are holding an extraordinary general meeting to present the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal to enable our shareholders to adopt best-in-class governance practices prior to a potential contested election of directors at our 2018 annual general meeting of shareholders. Shareholders deserve the right to choose the Board they believe will best guide the Company’s strategy and success over the long term.

The Board recommends that you vote your shares “FOR” the Plurality Voting Standard Proposal and “FOR” the Universal Proxy Card Proposal.

Your vote is very important, regardless of the number of shares of the Company that you own. The approval of the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal require the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot.

The meeting will begin promptly at 5:00 p.m. (Israel time) (10:00 a.m. Eastern Time) and check-in will begin at 4:00 p.m. local Israeli time. Only holders of record of ordinary shares at the close of business on May 10, 2018, the record date, are entitled to notice of, to attend and to vote at the meeting and any adjournments or postponements of the meeting.

All shareholders are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, please complete, sign and date the enclosed white proxy card and return it promptly in the postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting. Even if you have given your proxy, you may still attend and vote in person at the meeting after revoking your proxy prior to the meeting.

If you have questions about the proposals at this extraordinary general meeting or would like additional copies of the proxy materials, please contact MacKenzie Partners, Inc., which is assisting Mellanox at this meeting, by email at mlnxproxy@mackenziepartners.com, or by phone at (800) 322-2885 (toll-free) or at (212) 929-5500.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 2018

THE PROXY STATEMENT, WHITE PROXY CARD AND ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT HTTPS://WWW.STOCKHOLDERDOCS.COM/MLNX.

Sincerely,

Irwin Federman Chairman of the Board

May     , 2018

YOU ARE CORDIALLY INVITED TO ATTEND THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY COMPLETING, SIGNING, DATING AND RETURNING YOUR WHITE PROXY CARD IN THE REPLY ENVELOPE PROVIDED.

Page
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE MEETING	1

BACKGROUND OF THE PROPOSALS	23

PROPOSAL ONE—PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY’S ARTICLES TO REQUIRE THAT IN THE EVENT OF A CONTESTED ELECTION DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST	27

PROPOSAL TWO—PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES TO PROVIDE THAT THE COMPANY REQUIRE THE USE OF A UNIVERSAL PROXY CARD IN CONNECTION WITH A CONTESTED ELECTION OF DIRECTORS AND THAT ANY NOMINEE TO THE BOARD MUST CONSENT TO APPEARING ON THE UNIVERSAL PROXY CARD IN ORDER TO HAVE BEEN VALIDLY NOMINATED	29

SECURITY OWNERSHIP	36

WHERE YOU CAN FIND ADDITIONAL INFORMATION	39

OTHER MATTERS	39

ANNEX A	A-1

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

PROXY STATEMENT FOR

EXTRAORDINARY GENERAL MEETING OF

SHAREHOLDERS TO BE HELD ON     , 2018

This proxy statement is furnished to our shareholders as of the close of business on May 10, 2018, the record date, in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our extraordinary general meeting of shareholders, to be held at 5:00 p.m. (Israel time) (10:00 a.m. Eastern Time), on Thursday, May 24, 2018 at the Company’s principal executive offices at 8B Habarzel Street, Tel Aviv, Israel 6971012 and at any adjournments or postponements of the meeting. We are mailing this proxy statement and the white proxy card to our shareholders on or about     , 2018.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement from us because you were a shareholder of record at the close of business on the record date of May 10, 2018. As a shareholder of record, you are invited to attend our extraordinary general meeting of shareholders and are entitled to vote on the items of business described in this proxy statement. This proxy statement contains important information about the meeting and the items of business to be transacted at the meeting. You are strongly encouraged to read this proxy statement, which includes information that you may find useful in determining how to vote.

As of , there were ordinary shares outstanding. Our ordinary shares are our only class of voting stock.

Who is entitled to attend and vote at the meeting?

Only holders of record of shares of our ordinary shares at the close of business on May 10, 2018 are entitled to notice of, to attend, and to vote at the meeting and any adjournments or postponements of the meeting, subject to applicable law.

How can I listen to the extraordinary general meeting if I do not attend in person?

You are invited to listen to the extraordinary general meeting on May 24, 2018 via teleconference beginning at 5:00 p.m. (Israel time) (10:00 a.m. Eastern Time). In order to access the telephone conference call, dial the toll-free U.S. telephone number 877-888-4294, the international telephone number 785-424-1877 or the toll-free Israeli telephone number 180-925-6145 at least 15 minutes prior to the designated starting time and mention the conference ID number MLNX0524. You will not be able to vote your shares during the teleconference.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?

The presence at the meeting, in person or represented by proxy, of at least two shareholders (not in default in payment of all calls and other sums then payable by such shareholder in respect of his shares) holding at least 33 1/3% of the voting power of the Company on the record date will constitute a quorum of the extraordinary general meeting.

What happens if a quorum is not present?

If within half an hour from the time appointed for the meeting a quorum is not present, the meeting will stand adjourned for one week, to May 31, 2018 at the same hour and place, without any notification to shareholders. If a quorum is not present at the adjourned date of the meeting on May 31, 2018, within half an hour of the time fixed for the commencement thereof, subject to the terms of applicable law, the persons present at the meeting on the adjourned date of May 31, 2018 will constitute a quorum.

What items of business will be voted on at the meeting?	The items of business to be voted on at the meeting are as follows:

1.

To approve an amendment to Article 39(a) of our current amended and restated articles of association (our “Articles”) to require that in the event of a contested election (as defined below) directors will be elected by a plurality of the votes cast with respect to the election of Directors by the shares represented in person or by proxy card at such meeting (which shall mean that the Directors receiving the largest number of “for” votes will be elected in such contested election) (the “Plurality Voting Standard Proposal”). See “Proposal One - Proposal To Approve The Amendment To The Company’s Articles To Require That In The Event Of A Contested Election Directors Will Be Elected By A Plurality Of The Votes Cast” for additional information regarding the Plurality Voting Standard Proposal and the text of the amendment to Article 39(a) of our Articles.

2.

To approve an amendment to Article 39(b) of our Articles to, among other matters described in additional detail in this proxy statement, require that (A) any nominee for election to the Board of Directors (the “Board”) of the Company must consent to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in connection with any general meeting of shareholders at which such nominee is nominated for election as a director; and (B) each proxy card used in connection with the election of directors of the Company must include all nominees for election as directors of the Company and satisfy certain other requirements as set forth in detail in the accompanying proxy statement (the “Universal Proxy Card Proposal”). See “Proposal Two - Proposal To Approve An Amendment To The Company’s Articles To Provide That The Company Require The

Use Of A Universal Proxy Card And That Any Nominee To The Board Must Consent To Appearing On The Universal Proxy Card In Order To Have Been Validly Nominated” for additional information regarding the Universal Proxy Card Proposal and the text of the amendment to Article 39(b) of our Articles.

What is a contested election?

For the purposes of the proposed amendments to our Articles and this proxy statement, a “contested election” means an election in which the total number of nominees for election to the Board at a general meeting of shareholders (including all persons (i) with respect to whom a shareholder has delivered, in due time pursuant to the Israeli Companies Law, 1999 (the “Companies Law”) and our Articles, a notice of its intent to nominate directors for election at such meeting and (ii) with respect to whom such notice of intent to nominate has not been withdrawn by such shareholder for all of its nominees prior to the date of the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) with respect to such meeting, as such date is set forth in the definitive proxy statement) made in compliance with our Articles and the Companies Law exceeds the total number of directors to be elected at such meeting.

The term “contested election” refers only to a contested election of directors for the purposes of the proposed amendments to our Articles and this proxy statement, and does not refer to any other type of contested election that may take place at a general meeting of the Company, including a contested election with respect to matters presented for a vote of our shareholders other than the election of directors.

In the event of a contested election, how many votes will shareholders be entitled to cast with respect to nominees for election to the Board?

At a general meeting of shareholders at which the election of directors is proposed, shareholders will be entitled to cast a number of votes with respect to nominees for election to the Board up to the total number of directors to be elected at that meeting.

In the event of a contested election at our 2018 annual general meeting of shareholders (the “2018 annual general meeting”), our shareholders will be entitled to cast one vote with respect to eleven (11) different director nominees (the number of Board seats that are up for election at the 2018 annual general meeting), and will not be entitled to cumulate their votes with respect to any one or more director nominees. See “Am I entitled to cumulate my votes?” for additional information regarding cumulative voting.

Does the Board have the ability to control whether an election for directors is a contested election?	The Board does not have the ability to control whether an election is contested pursuant to the proposed amendment to our Articles.

The size of the Board is established by our Articles and, under Israeli law, the Board may not amend our Articles or otherwise change the size of the Board without shareholder approval.

How will my proxy be voted if a nominating shareholder does not distribute a proxy statement to solicit proxies or does not nominate any directors at the annual meeting?	If a shareholder nominating directors for election to the Board (“nominating shareholder”) does not:

•

distribute a proxy statement but nominates directors at a general meeting, the authority granted under the Company’s universal proxy card will be exercised to vote for the nominating shareholder’s nominees to the extent that they have received votes; and

•

nominate any directors at the general meeting or withdraws certain nominees prior to the general meeting, votes received with respect to those nominees who were not nominated or were withdrawn prior to the general meeting will not be given effect, but votes received for any remaining nominees of the nominating shareholder and votes received for the Company’s nominees will be given effect.

What are universal proxy cards?

“Universal proxy cards” are proxy cards that will include all nominees for election as directors of the Company put forth by either the Board or any shareholder of the Company, enabling shareholders to elect any combination of director nominees they may choose in a contested election.

Why are we asking shareholders to vote on the Plurality Voting Standard Proposal?	Our Articles currently include a majority voting provision for the election of directors.

In line with governance best practices for U.S.-listed companies, we are seeking shareholder approval to amend our Articles to provide for a plurality voting standard in a contested election.

•

A plurality voting standard in a contested election of directors will ensure that if the number of director nominees proposed by the Board and our shareholders exceeds the total number of directors to be elected, those director nominees receiving the largest number of votes would be elected to the Board. A plurality voting standard maximizes the ability of shareholders to elect the directors they want.

•

If the current majority voting standard is not amended and continues to apply in the event of a contested election of directors, it is possible that, due to abstentions and against votes, no directors would be elected to the Board, or that less than the full Board would be elected and remaining vacancies on the Board would then be filled by the elected directors, rather than our shareholders.

The Plurality Voting Standard Proposal would align the Company’s voting practices with the guidelines of institutional shareholders and proxy advisory firms, such as Institutional Shareholder Services and Glass Lewis.

The Plurality Voting Standard Proposal will not affect the existing majority voting standard for the election of directors of Mellanox in an election of directors that is not a contested election.

Why are we asking shareholders to vote on the Universal Proxy Card Proposal?

The adoption of universal proxy cards in a contested election of directors will provide for all nominees for election as directors of the Company put forth by either the Board or any shareholder to be listed together on universal proxy cards, enabling shareholders to elect any combination of director nominees they choose without attending the general meeting of shareholders in person.

•

Absent this proposed amendment, our shareholders would receive two versions of a proxy card – one version listing director nominees proposed by the Board and another version listing director nominees proposed by a shareholder. Applicable laws and proxy voting mechanics do not allow shareholders to use both proxy cards to vote, and each card would contain director nominees only from either the Board or the nominating shareholder. As a result, a shareholder would not be able to vote for a combination of any director nominees from each nominating party without attending the general meeting of shareholders in person.

In order to permit shareholders to vote to elect any combination of director nominees put forth by the Board and any shareholder, we are seeking shareholder approval of an amendment to our Articles requiring the use of universal proxy cards in a contested election, and requiring that director nominees consent to be included on each universal proxy card.

•	Universal proxy cards have been advocated for by institutional investors, including by the Council of Institutional Investors, as a way to ensure a fairer, less cumbersome voting process.

Why are we requesting that shareholders approve these proposals at this time?	We have determined that it is in the best interests of our shareholders to

•

establish a plurality voting standard in the event of a contested election in order to permit our shareholders to elect a number of director nominees equal to the number of directors to be elected at such meeting; and

•

to provide shareholders voting by proxy vote the same ability to vote for a combination of any director nominees from each nominating party without attending the general meeting of shareholders as such shareholders would have had if they were to attend such general meeting in person.

We are holding an extraordinary general meeting to present the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal to enable our shareholders to adopt these best-in-class governance practices prior to a potential contested election of directors at our 2018 annual general meeting.

What happens if one but not both of the proposals receives shareholder approval?	We will implement either the Plurality Voting Standard Proposal or the Universal Proxy Card Proposal upon the requisite shareholder approval, even if shareholders do not approve the other proposal.

What happens if additional matters are presented at the meeting?

The only items of business that the Board intends to present at the meeting are set forth in this proxy statement. No shareholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the meeting. If any other matter or matters are brought before the meeting in accordance with the provisions of our Articles and the Companies Law, the person(s) named as your proxyholder(s), if any, will have the discretion to vote your shares on the matters in accordance with their best judgment and as they deem advisable.

Shareholders holding at least 1% of the voting power in the Company have the right to ask the Board to include an item in the agenda of our extraordinary general meeting pursuant to Section 66(b) of the Companies Law, provided that the proposed item is suitable for discussion at the general meeting. The Company shall not consider shareholder proposals for inclusion in the agenda of the extraordinary general meeting if received later than March 21, 2018, which was the date 14 days following the date the preliminary proxy statement for the extraordinary general meeting was filed with the SEC. Pursuant to Regulation 5c(a) of the Israeli Companies Regulations (Notice and Announcement of a General Meeting and a Class Meeting in Public Company and Adding Subjects to the Agenda), 5760-2000 (the “Companies Regulations”), the preliminary proxy statement published by the Company constituted an Initial Notice made by the Company as for its intention to convene an extraordinary general meeting. Accordingly, pursuant to Regulation 5C(b) of the Companies Regulations, the Company shall not consider shareholder proposals for inclusion in the agenda if received more than 14 days following the date of the filing of the preliminary proxy statement. The Company issued a convening notice to our shareholders announcing the date of the extraordinary general meeting on April 19, 2018.

The Chairman of the Board of Directors shall preside as Chairman of the extraordinary general meeting of the Company. If at such meeting the Chairman of the Board of Directors shall not be present, prior to voting on the proposals at the extraordinary general meeting, the shareholders present in person or by proxy shall elect another shareholder to preside as Chairman of the extraordinary general meeting.

How does the Board recommend that I vote?	The Board recommends that you vote your shares “FOR” the Plurality Voting Standard Proposal and “FOR” the Universal Proxy Card Proposal.

What shares can I vote at the meeting?	You may vote all of the shares you owned as of May 10, 2018, the record date, including shares held directly in your name as the shareholder of record and all shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a bank, broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to vote in person at the meeting or direct the proxyholder how to vote your shares on your behalf at the meeting by fully completing, signing and dating the enclosed white proxy card and returning it to us in the enclosed postage-paid return envelope.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction form. As the beneficial owner, you have the right to direct your bank, broker, trustee or nominee to vote your shares as you instruct in the voting instruction form. The broker, trustee or other nominee may either vote in person at the meeting or grant a proxy and direct the proxyholder to vote your shares at the meeting as you instruct in the voting instruction form. If you hold shares through a bank, broker, trustee or nominee, you may also vote in person at the meeting, but only after you obtain a “legal proxy” from the bank, broker, trustee or nominee that holds your shares, giving you the right to vote your shares at the meeting. Your broker, trustee or nominee has enclosed or provided a voting instruction form for you to use in directing the bank, broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the shareholder of record or as a beneficial owner, you may direct how your shares are voted without attending the meeting by completing and returning the enclosed white proxy card or voting instruction form (as described above). If you provide specific instructions with regard to items of business to be voted on at the meeting, your shares will be voted as you instruct on those items. Proxies properly signed, dated and submitted to us that do not contain voting instructions and are not revoked prior to the meeting will be voted “FOR” the Plurality Voting Standard Proposal and “FOR” the Universal Proxy Card Proposal.

Voting by Telephone or over the Internet. You may also vote by telephone or over the Internet by following the instructions included on the enclosed white proxy card or voting instruction form. You may vote by telephone or over the Internet until 11:59 p.m. Eastern Time the day before the meeting.

How can I vote my shares in person at the meeting?

Shares held in your name as the shareholder of record may be voted in person at the meeting (after providing proof of identification). Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. You should be prepared to present photo identification for admittance. Please also note that if you are not a shareholder of record but hold shares through a broker, trustee or nominee, you will need to provide proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction form provided by your broker, trustee or nominee or other similar evidence of ownership. The meeting will begin promptly at 5:00 p.m. (Israel time) (10:00 a.m. Eastern Time). Check-in will begin at 4:00 p.m. local Israeli time. Even if you plan to attend the meeting, we recommend that you also complete, sign and date the enclosed white proxy card or voting instruction form and return it promptly in the accompanying postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the closing of the polls at the meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date, which automatically revokes the earlier proxy, by providing a written notice of revocation to the secretary of the Company prior to your shares being voted or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may change your vote by submitting a new voting instruction form to your bank, broker, trustee or nominee, or, if you have obtained a legal proxy from your bank, broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person. If you wish to change your vote by mail, you should contact our proxy solicitor at the address set forth below and request a new proxy or voting instruction form.

MacKenzie Partners, Inc. 1407 Broadway, 27th Floor, New York, New York 10018 +1-212-929-5500 mlnxproxy@mackenziepartners.com

Is my vote confidential?

Proxy cards, voting instructions, ballots and voting tabulations that identify individual shareholders are not secret; however, all such materials will be handled in a manner intended to reasonably protect your voting privacy. Your vote will not be disclosed, except as required by law and except as required to MacKenzie Partners, Inc. (“MacKenzie”), to allow for the tabulation of votes and certification of the vote and to facilitate a successful proxy solicitation.

How are votes counted and what vote is required to approve each item?	Each outstanding ordinary share entitles the holder thereof to one vote on each matter considered at the meeting.

The approval of the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal require the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon. You may vote either “FOR” or “AGAINST” these proposals, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be counted as having voted with respect to such proposals, although it will be counted for purposes of determining whether there is a quorum present.

Am I entitled to cumulate my votes?	No, our shareholders are not entitled to cumulate their votes.

Under Israeli law, shareholders of a company are NOT entitled to cumulate their votes unless the company’s articles of association expressly provide for cumulative voting. Our Articles do not expressly provide for cumulative voting.

As a result, our shareholders will be entitled to cast one vote with respect to each of the proposals being considered at the extraordinary general meeting, and will not be entitled to cumulate their votes for either proposal.

What is a “broker non-vote”?

Under the rules that govern brokers and banks that have record ownership of our ordinary shares that are held in street name for their clients such as you, who are the beneficial owners of the shares, brokers and banks have the discretion to vote such shares on routine matters. The approval of these amendments to our Articles are considered to be non-routine matters on which brokers do NOT have discretion to vote. We encourage you to provide instructions to your broker regarding the voting of your shares; otherwise, if you do not provide instructions to your broker or bank regarding how to vote your shares on the non-routine proposals set forth in this proxy, then your shares will NOT be voted on these important proposals.

If you do not otherwise instruct your broker or bank, the broker or bank may vote your shares on routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?

Broker non-votes will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will NOT be counted in tabulating the voting result for any particular proposal. If a quorum is present, a broker non-vote will have no effect on the outcome of the vote with respect to either proposal.

How are abstentions counted?

If you return a white proxy card that indicates an abstention from voting on all matters, the shares represented by your proxy will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will NOT be counted in tabulating the voting result for any particular proposal. If a quorum is present, an abstention will not have any effect on the outcome of the vote with respect to either proposal.

What happens if the meeting is adjourned?

Assuming the presence of a quorum, if our extraordinary general meeting is adjourned to another time and place, additional notice will be given regarding the date of the adjourned meeting in accordance with the Israeli Companies Law, unless the adjournment is for more than 21 days, in which case a new notice of the adjourned meeting setting forth a new record date will be given to the Company’s shareholders. At the adjourned meeting, we may transact any items of business that are included on the agenda of the extraordinary general meeting.

Who will serve as inspector of election?	A representative of MacKenzie, will tabulate the votes and act as inspector of election at the meeting.

What should I do in the event that I receive more than one set of proxy materials?

You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple white proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. In addition, if you are a shareholder of record and your shares are registered in more than one name, you may receive more than one white proxy card. Please complete, sign, date and return each white proxy card and voting instruction form that you receive to ensure that all your shares are voted.

What should I do in the event that I receive more than one proxy or voting instruction form?

Please complete, sign, date and return all white proxy cards and voting instruction forms, or vote each group of shares by mail, telephone or over the Internet to ensure that all your shares are voted.

You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple white proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. In addition, if you are a shareholder of record and your shares are registered in more than one name, you may receive more than one proxy card.

Who is soliciting my vote and who will bear the costs of this solicitation?

The solicitation of proxies is made on behalf of the Company and all the expenses of soliciting proxies from shareholders will be borne by the Company. In addition to the solicitation of proxies by use of the mail, directors, officers and regular employees of our Company may communicate with shareholders personally or by email, telephone, or otherwise for the purpose of soliciting such proxies. No additional compensation will be paid to any such persons for such solicitation, although we may reimburse them for reasonable out-of-pocket expenses incurred in connection with such solicitation. We will reimburse banks, brokers, dealers and other nominees for their reasonable out-of-pocket expenses in forwarding solicitation material to beneficial owners of shares held of record by such persons.

We have retained MacKenzie, to assist us in the solicitation of proxies for an estimated fee of $150,000. MacKenzie expects that approximately 25 of its employees will assist in the solicitation.

Will I have appraisal or similar dissenters’ rights in connection with the proposals to be voted on at the meeting?	You will not be entitled to appraisal or similar dissenters’ rights in connection with the proposals to be voted on at our extraordinary general meeting of shareholders.

Where can I find the voting results of the meeting?

We will announce preliminary voting results at the meeting and will publish the final voting results in a Current Report on Form 8-K filed within four (4) business days from and including the date of the extraordinary general meeting, as required by Item 5.07(b) of Form 8-K.

What is the deadline for submitting proposals for consideration at the 2018 annual general meeting of shareholders or to nominate individuals to serve as directors?	As a shareholder, you may be entitled to present proposals for action at a future meeting of shareholders, including director nominations.

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in our proxy statement for the annual general meeting to be held in 2018 under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposal must have been in writing and received by the secretary of the Company at the offices of Mellanox Technologies, Ltd., c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Corporate Secretary, no later than March 26, 2018, which was a reasonable time before we begin to print and mail our proxy materials for our 2018 annual general meeting, which we anticipate will be held on July 25, 2018, or such proposal will be considered untimely under Rule 14a-8. Shareholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and any other applicable rules established by the SEC. Shareholders holding at least 1% of the voting power of the Company have the right, pursuant to our Articles, to request that the Board include an item in the agenda of a general meeting of the shareholders. The Board may include such item in the agenda of a general meeting of shareholders only if the request has been delivered to the secretary of the Company not later than sixty (60) days and not more than one hundred twenty (120) days prior to the applicable general meeting of shareholders and otherwise in accordance with the requirements of our Articles and the Companies Law. Shareholders holding at least 1% of the voting power of the Company will also have the right to ask our Board to include an item in the agenda of a general meeting of shareholders pursuant to Section 66(b) of the Companies Law, provided the proposed item is suitable for discussion at such general meeting.

Nomination of Director Candidates: Any proposals for director candidates for our 2018 annual general meeting were required to be submitted in writing, include the name and address of the shareholder who is making the nomination and of the nominee and directed to the secretary of the Company at the offices of Mellanox Technologies, Ltd, c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Corporate Secretary, or such proposal might not have been acknowledged by the company. Our Articles also require that any proposal for nomination of directors included the consent of each nominee to serve as a member of the Board, if so elected. Our Articles contain additional requirements with respect to shareholder nominees for our Board. In addition, the nominating shareholder was required to give timely notice to the secretary of the Company in accordance with the provisions of our Articles, which required the notice to have been received by the secretary of the Company no later than January 25, 2018. If the Universal Proxy Card Proposal is approved by our shareholders, shareholders of the Company will be able to submit nominees for election as directors in accordance with our Articles, as amended by the Universal Proxy Card Proposal. In that event, shareholders will be entitled to submit nominees for election as directors at our 2018 annual general meeting in accordance with our Articles, as amended by the Universal Proxy Card Proposal, by the later of sixty (60) days prior to the date of the 2018 annual general meeting or ten (10) days following and including the date of public announcement of its intent to hold the 2018 annual general meeting not within thirty (30) days of the anniversary of the 2017 annual general meeting, which was held on April 25, 2017. The Company announced its intention to hold the 2018 annual general meeting on July 25, 2018. That announcement was made on March 7, 2018. As a result, if the Universal Proxy Card Proposal is approved, nominations with respect to director candidates for the 2018 annual general meeting must be received by May 26, 2018, which is sixty (60) days prior to the date of the 2018 annual general meeting.

If the Universal Proxy Card Proposal is approved, what will be the timeline for the nomination of directors at future general meetings?

If the Universal Proxy Card Proposal is approved by our shareholders at the extraordinary general meeting, nominations for the election of directors may be made by any shareholder holding at least 1% of the outstanding voting power in the Company at an annual general meeting held within thirty (30) days of the anniversary of the date of the immediately preceding annual general meeting only if a written notice of such shareholder’s intent to make such nomination or nominations has been given to the secretary of the Company not later than ninety (90) days prior to the anniversary date of the immediately preceding annual general meeting.

In addition, if the Universal Proxy Card Proposal is approved, the Company will be required to publicly announce, at least fifty (50) days prior to the date of the applicable general meeting, its intent to hold (i) any annual general meeting if the annual general meeting is not held within thirty (30) days of the anniversary date of the immediately preceding annual general meeting, and (ii) any extraordinary general meeting at which directors will be elected (any such public announcement with respect to clause (i) or (ii), a “Notice of Election of Directors”).

Following public announcement of a Notice of Election of Directors, nominations for the election of directors may also be made by any shareholder holding at least 1% of the outstanding voting power in the Company:

•

At an applicable annual general meeting only if a written notice of such shareholder’s intent to make such nomination or nominations has been given to the secretary of the Company by the later of sixty (60) days prior to the date of the annual general meeting or ten (10) days following and including the date of public announcement of the Notice of Election of Directors with respect to such meeting, and

•

At an applicable extraordinary general meeting only if a written notice of such shareholder’s intent to make such nomination or nominations has been given to the secretary of the Company by the later of ninety (90) days prior to the date of such extraordinary general meeting or ten (10) days following and including the date of public announcement of the Notice of Election of Directors with respect to such meeting.

If the Universal Proxy Card Proposal is approved, what information will need to be provided with respect to the Company’s or a shareholder’s nominees for election as a director at the 2018 annual general meeting or any future general meeting?

If the Universal Proxy Card Proposal is approved by our shareholders at the extraordinary general meeting:

•

any nominee designated by the Board or a shareholder for election as a director of the Company shall be required to consent (as applicable, the “Nominee Consents”) to (i) be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in such meeting, and (ii) the disclosure and use by the Company and each nominating shareholder of any information provided with respect to such nominee pursuant to our Articles or that is otherwise publicly filed with the SEC with respect to such nominee in any proxy statement, proxy card or other proxy materials, including any Schedule 14A promulgated under the Exchange Act (“Schedule 14A”), filed and used in connection with or relating to such general meeting;

•

each nominating shareholder shall be required to deliver to the Company the name and address of such nominating shareholder and each of its nominees for election as a director, a representation that the nominating shareholder is a holder of record of at least 1% of the outstanding voting power in the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate its nominees for election as director, and a description of all arrangements or understandings between the nominating shareholder and each of its nominees for election as director and any other person or persons pursuant to which the nomination or nominations are made by the nominating shareholder, and the information specified in Items 4(b) and 5(b) of Schedule 14A with respect to each shareholder nominee as a participant in the solicitation of proxies by the Company and the information specified in Items 7(a), (b) and (c) of Schedule 14A, with respect to each shareholder nominee as a director nominee (the “Shareholder Nominee Information”); and

•

the Company shall be required to deliver to each nominating shareholder the information specified in Items 4(b) and 5(b) of Schedule 14A with respect to each of the Company’s nominees as a participant in the solicitation of proxies by the nominating shareholder and the information specified in Items 7(a), (b) and (c) of Schedule 14A, with respect to each of the Company’s nominees as a director nominee (the “Company Nominee Information” and together with the Nominee Consents and the Shareholder Nominee Information, the “Nominee Information”).

Each nominating shareholder and the Company will also be required to provide the Companies Law Disclosures with respect to their nominees as described in detail below under “What information and declarations are required to be provided by nominees to the Company under the Companies Law and Companies Regulations?”

What information is required to be provided as specified in Items 4(b), 5(b) and 7(a), (b) and (c) of Schedule 14A?	The following is a summary of the information a nominating shareholder is required to provide as specified in Items 4(b), 5(b) and 7(a), (b) and (c) of Schedule 14A:

•	disclosure for each of the shareholder nominees regarding his or her identity, certain relationships, business background and involvement in certain legal proceedings over the prior ten (10) years;

•	disclosure regarding regular or specially engaged employees or representatives of any shareholder nominee who are to assist in the solicitation of proxies;

•	disclosure regarding certain interests and security holdings of each shareholder nominee;

•	disclosure regarding certain transactions with the Company since the beginning of the Company’s last fiscal year; and

•	disclosures regarding independence of the shareholder nominees under the rules of the SEC and The Nasdaq Stock Market.

If the Universal Proxy Card Proposal is approved, when will the Nominee Information and the Companies Law Disclosures need to be provided to the Company and to other nominating shareholders?

If the Universal Proxy Card Proposal is approved by our shareholders, shareholders providing notice of their intent to make a nomination or nominations for the election of directors in connection with any annual meeting will be required to provide the Nominee Information and the Companies Law Disclosures (as defined below) with respect to each such nominee at the same time such shareholder provides notice of its intent to nominate individuals for election of directors. See also “If the Universal Proxy Card Proposal is approved, what will be the timeline for the nomination of directors at future general meetings?” and “If the Universal Proxy Card Proposal is approved, what information will need to be provided with respect to the Company’s or a shareholder’s nominees for election as a director at the 2018 annual general meeting or any future general meeting?”

The Company will provide each nominating shareholder with the Nominee Information and the Companies Law Disclosures received from any other nominating shareholder within five (5) days from and including the last date for a nominating shareholder to provide such information to the Company with respect to any annual general meeting or any extraordinary general meeting, as described above.

The Company will also provide each nominating shareholder with the Nominee Information and the Companies Law Disclosures with respect to each director nominated by the Company for election at the applicable general meeting:

•

with respect to an election of directors to be held at an annual general meeting of shareholders, to the extent the annual general meeting is held within thirty (30) days of the anniversary date of the immediately preceding annual general meeting, sixty (60) days prior to the date of such meeting;

•

with respect to an election of directors to be held at an annual general meeting of shareholders, to the extent the annual general meeting is not held within thirty (30) days from the date of the immediately preceding annual general meeting, within five (5) days after the last day that shareholders may submit notice of their intent to make a nomination or nominations for the election of directors at such meeting; and

•

with respect to an election of directors to be held at an extraordinary general meeting of shareholders, within five (5) days after the last day that shareholders may submit notice of their intent to make a nomination or nominations for the election of directors at such meeting.

As a result, nominating shareholders will have all of the information they are required to disclose with respect to all of the Company’s and each other nominating shareholder’s nominees at least thirty-five (35) days prior to the date of any applicable general meeting. See “If the Universal Proxy Card Proposal is approved, what will be the timeline for the nomination of directors at future general meetings?” for additional information on notification timelines.

Each nominating shareholder and the Company shall also be required to promptly deliver any update necessary to correct any statement in its respective Nominee Information and Companies Law Disclosures in order to make such statement not false or misleading with respect to any material fact, or any omission of any material fact.

Each nominating shareholder shall deliver the applicable Nominee Information and the Companies Law Disclosures to the Company using the same method of delivery as the initial nomination notice delivered to the Company. The Company shall deliver the applicable Nominee Information and the Companies Law Disclosures with respect to its nominees to any nominating shareholder using the contact information provided for such shareholder in such shareholder’s nomination notice.

Any nominee with respect to whom a nominating shareholder or the Company fails to provide the Nominee Information and the Companies Law Disclosures within the provided period will not be recognized as a valid nominee at the applicable general meeting of shareholders by the Company or the chairman of the meeting.

What informational advantage, if any, will there be to the Company from receiving shareholder nominee materials in advance of an annual general meeting prior to a nominating shareholder receiving nominee materials from the Company in advance of such meeting?

If the Universal Proxy Card Proposal is approved by our shareholders at the extraordinary general meeting, a shareholder holding at least 1% of the outstanding voting power in the Company is required to provide notice of any nominations for the election of directors at an annual general meeting held within thirty (30) days of the anniversary date of the immediately preceding annual general meeting at least ninety (90) days prior to such anniversary date. The nominating shareholder’s notice is required to include the Shareholder Nominee Information, Companies Law Disclosures (as defined below) and Nominee Consents with respect to its nominees. The Company, however, has until sixty (60) days prior to the date of the annual general meeting to provide each nominating shareholder with the Company Nominee Information, Companies Law Disclosures and Nominee Consents with respect to each director nominated by the Company for election at such meeting. As a result, the Company will have the required information with respect to any shareholder nominee before any nominating shareholder receives information from the Company with respect to the Company’s nominees.

The Company does not believe that receiving information with respect to shareholder nominees before any nominating shareholder receives information from the Company with respect to the Company’s nominees as a result of the 90-day advance notice deadline provides a significant informational advantage to the Company in connection with a contested election of directors. Following the date that is sixty (60) days prior to the date of the annual general meeting, a nominating shareholder will have all of the information and consents that it needs with respect to each of the Company’s nominees to prepare and file proxy materials with the SEC and to evaluate those nominees, and will be able to file its definitive proxy statement with the SEC and solicit proxies well in advance of the date of the annual general meeting. A nominating shareholder will also be able to begin to prepare its Shareholder Nominee Information, Companies Law Disclosures and Nominee Consents as well as preparation of its proxy materials for a contested election of directors well in advance of both the 90-day and 60-day deadlines because (i) a nominating shareholder is aware that it intends to submit notice of its intent to nominate directors for election and (ii) can evaluate existing directors of the Company during that time by referring to publicly available information about the Company’s current members of the Board included in the Company’s historical proxy statements, on its website and in other materials filed by the Company with the SEC, and, with respect to any changes in membership of the Board and the identity of new members, subsequent current reports on Form 8-K, in each case publicly filed with the SEC.

In contrast, the Board may not have received any notice that an election of directors at an annual general meeting may be a contested election, or have any access to information regarding any shareholder nominee, prior to receiving information from the nominating shareholder prior to the 90-day advance notice deadline and, therefore, the Board will not have an opportunity to evaluate historical information about any shareholder nominee, prepare the Company Nominee Information, Companies Law Disclosures and Nominee Consents with respect to its director nominees or begin to prepare proxy materials in anticipation of a contested election of directors before the nominating shareholder delivers notice of its intent to nominate directors at an annual general meeting. Due to the information that is publicly available in the Company’s filings with the SEC with respect to its existing directors, the requirement that the Company announce any changes in membership of the Board and the identity of new members in a current report on Form 8-K, and the fact that shareholder nominees will have the Company Nominee Information, Companies Law Disclosures and Nominee Consents at least sixty (60) days prior to the date of the annual general meeting, which is well in advance of the time that solicitation of proxies generally commences with respect to an annual general meeting, the Company does not believe that it would receive any significant informational advantage from the timing of the delivery of nominee information between a nominating shareholder and the Company.

If the Universal Proxy Card Proposal is approved, what information will need to be provided with respect to existing shareholder nominees for election at the 2018 annual general meeting and when will it need to be provided?

With respect to our 2018 annual general meeting, if the Universal Proxy Card Proposal is approved by the shareholders of the Company:

•

the Nominee Information and, to the extent not previously provided, the Companies Law Disclosures, must be provided by any nominating shareholder who had informed the Company of its intent to nominate individuals for election as directors to the Board in compliance with our Articles and applicable law prior to the date of adoption of the Universal Proxy Card Proposal, to the Company by the later of

•	sixty (60) days prior to the 2018 annual general meeting and

•	ten (10) days following and including the meeting date of the extraordinary general meeting, and

•

the Nominee Information and, to the extent not previously provided, the Companies Law Disclosures must be provided by the Company with respect to its nominees to any nominating shareholder by the later of

•	sixty (60) days prior to the 2018 annual general meeting and

•	ten (10) days following and including the meeting date of the extraordinary general meeting.

The Company provided notice to our shareholders that the extraordinary general meeting will be held on May 24, 2018 and the 2018 annual general meeting will be held on July 25, 2018. Therefore, the Company and each nominating shareholder must provide the Nominee Information with respect to the 2018 annual general meeting by June 2, 2018 which is the later of (i) sixty (60) days prior to the 2018 annual general meeting, which date is May 26, 2018, and (ii) ten (10) days following and including the meeting date of the extraordinary general meeting, which date is June 2, 2018.

Each nominating shareholder and the Company shall also be required to promptly deliver any update necessary to correct any statement in its respective Nominee Information and Companies Law Disclosures in order to make such statement not false or misleading with respect to any material fact, or any omission of any material fact.

Each nominating shareholder shall deliver the applicable Nominee Information and the Companies Law Disclosures to the Company using the same method of delivery as the initial nomination notice delivered to the Company. The Company shall deliver the applicable Nominee Information and the Companies Law Disclosures with respect to its nominees to any nominating shareholder using the contact information provided for such shareholder in such shareholder’s nomination notice.

Any nominee with respect to whom a nominating shareholder or the Company fails to provide the Nominee Information and the Companies

Law Disclosures within the provided period will not be recognized as a valid nominee at the applicable general meeting of shareholders by the Company or the chairman of the meeting.

Starboard is the only shareholder of the Company that has provided notice of its intent to nominate directors for election at the 2018 annual general meeting in accordance with the Articles and applicable law.

If the Universal Proxy Card Proposal is approved, what effect will it have on the ability of a shareholder who nominates directors for election to “round out” a “short slate” of directors pursuant to Rule 14a-4(d)?

If the Universal Proxy Card Proposal is approved by the Company’s shareholders, the universal proxy card used by the Company or any nominating shareholder will list all director nominees, and all nominees of the Company and any nominating shareholder will have delivered consents to be named as a nominee for election as a director of the Company in any proxy statement or proxy card relating to the applicable general meeting at which directors are to be elected, and will have consented to serve as directors if elected. Therefore, any nominating shareholder will be able to list on its universal proxy card and be able to vote for, and urge other shareholders to vote for, its own “short slate” of nominees (where a “short slate” refers to nomination of less than a majority of the Board) and to “round out” that “short slate” by voting for, and recommending that other shareholders vote for, any of the Company’s nominees that the nominating shareholder prefers to have “round out” its slate in order to constitute the entire Board. In fact, the Universal Proxy Card will permit a nominating shareholder round out not just a “short slate”, but also a majority slate if nominated by the nominating shareholder, because even if the nominating shareholder nominates a majority slate that nominating shareholder will still be able to “round out” its slate by voting for, and recommending that shareholders vote for, nominees of the Company, up to the total number of directors to be elected. As a result, a nominating shareholder will not need to utilize the “short slate” rule under Rule 14a-4(d) in order to “round out” a slate of its nominees, including a “short slate.”

Where will I be able to find information regarding both the Company’s nominees and any shareholder nominees for election as directors in connection with a contested election?

We will file a definitive proxy statement with the SEC that will contain information regarding all of the nominees for election as a director, including both Company nominees and shareholder nominees, in connection with any general meeting at which directors will be elected, including the 2018 annual general meeting.

In addition, any shareholder who has notified the Company of its intent to nominate directors for election in accordance with our Articles and applicable law and who intends to solicit proxies with respect to its nominees will file a definitive proxy statement with the SEC that will contain information regarding all of the nominees for election as directors, including Company nominees and shareholder nominees.

Each proxy statement filed with the SEC will be publicly available for our shareholders at the SEC’s website at www.sec.gov.

What information and declarations are required to be provided by nominees to the Company under the Companies Law and Companies Regulations?

Pursuant to the Companies Regulations, a shareholder’s notice to nominate a person as a director of an Israeli public company must include the following information with respect to such person (such information with respect to any shareholder nominee or Company nominee, the “Companies Law Nominee Information”):

•	name and date of birth;

•	citizenship and ID number for Israeli citizens or passport number for non-Israeli citizens;

•	address for delivery of legal documents;

•	disclosure on whether such nominee has accounting and financial expertise or professional qualifications;

•	disclosure on whether such nominee is an employee of the company, a subsidiary of the company, a related company of the company or an interested party in the company and the position of employment;

•	education (specification of professions, institution and degrees/professional dissertation);

•	employment during the past five years, including the corporations in which such nominee serves as a director; and

•	disclosure on whether such nominee is a family member of an interested party in the company.

Additionally, pursuant to the Companies Law, for a person to serve as a director of an Israeli public company, whether such person was designated by the registrant or by a nominating shareholder, such person is required to deliver a written declaration to the registrant confirming that such person satisfies the following requirements (the “Companies Law Nominee Declaration” and, together with the Companies Law Nominee Information, the “Companies Law Disclosures”):

•

has the capabilities to serve as a director pursuant to the Israeli Companies Law and to dedicate the amount of time appropriate for the performance of the duties as a director of such company (taking into account, inter alia, the special requirements and size of such company), in support of such declaration, such person would need to describe his/her capabilities, including, his/her education and past and current professional experience;

•	has not been convicted of certain specified offenses under the Israeli Penal Law, 1977 and Israeli Securities Law, 1968 (the “Securities Law”) within five years preceding the appointment;

•

has not been convicted outside of Israel for any offenses of bribery, deceit, crimes of company officers or the use of inside information or of any other offense according to which a court has determined the director to be unfit to serve as a director of a public company due to the severity or circumstances of the offense;

•

has not been subject to an enforcement measure by the Administrative Enforcement Committee appointed pursuant to the Securities Law prohibiting such person from serving as a director of a public company;

•	is not under 18 years of age;

•	has not declared bankruptcy; and

•	is not legally incompetent.

If the Universal Proxy Card Proposal is approved, the Company will provide to each nominating shareholder the Companies Law Disclosures:

•

with respect to the Company’s nominees, at the same time as the Company is required to provide the Nominee Information (subject to the specific notification deadlines for the 2018 annual general meeting); and

•

with respect to any other nominating shareholder’s nominees, at the same time the Company is required to provide the Nominee Information for such nominating shareholder’s nominees (subject to receipt by the Company of such information from such nominating shareholders and subject to the specific notification deadlines for the 2018 annual general meeting).

If the Universal Proxy Card Proposal is approved, the Company will provide to each nominating shareholder the Companies Law Disclosures with respect to the Company’s nominees and any other nominating shareholder’s nominees using the contact information provided for such shareholder in such shareholder’s nomination notice.

See “If the Universal Proxy Card Proposal is approved, when will the Nominee Information, and the Companies Law Nominee Information and the Companies Law Nominee Declarations need to be provided to the Company and to other nominating shareholders?” and “If the Universal Proxy Card Proposal is approved, what information will need to be provided with respect to existing shareholder nominees for election at the 2018 annual general meeting and when will it need to be provided?” for additional information on the timeline for providing the Nominee Information.

Furthermore, the Companies Law Disclosures with respect to each Company nominee may be requested and made available to any shareholder of the Company as described below under “Where can I find the information provided by nominees under the Companies Law and Companies Regulations?”

Where can I find the information provided by nominees under the Companies Law and Companies Regulations?

The Companies Law Disclosures delivered by a shareholder to the Company pursuant to the proposed amendment to Article 39(b) and provided by the Company’s nominees to the Company will be made available for review by shareholders, including other nominating shareholders, upon request, either at the Company’s registered office located at Hakidma 26, Ofer Industrial Park Yokneam, Israel 2069200 (the “Company’s Registered Office”) or via email by contacting Corporate_Secretary@mellanox.com.

BACKGROUND OF THE PROPOSALS

On January 17, 2018, Starboard Value, L.P. (together with its affiliates, “Starboard”) notified the Company of its intent to nominate nine (9) directors for election at the Company’s 2018 annual general meeting in order to replace our entire Board. As a result of the Starboard nominations, the Company’s 2018 annual general meeting would be the first contested election of directors in the Company’s history, one of the first contested elections at a public company in Israel and, as far as the Company is aware, the first general meeting of shareholders at which shareholders would actually vote on a shareholder proposal to replace a majority of the board of directors at a public company in Israel. The Board recognized the significance of the 2018 annual general meeting given that, as a result of Starboard’s nominations, the upcoming election of directors would determine the composition of all or a majority of the Board and would thereby strongly influence the future of the Company.

Following receipt of Starboard’s notice of its intent to nominate nine (9) directors at the 2018 annual general meeting, the Board and the Company’s advisors reviewed Starboard’s notice, the provisions of the Articles, applicable Israeli and United States law and precedent, and applicable proxy voting mechanics that would apply at the 2018 annual general meeting, and considered those matters in light of the plurality voting standard that has been adopted by the vast majority of U.S. public companies in the context of contested elections, the existing universal proxy rules in Israel that would apply to the Company if it were a foreign private issuer and were not required to comply with Regulation 14A, and the Board’s belief that a universal proxy card would allow the Company’s shareholders to vote for the directors of their choice in a manner consistent with how those shareholders would vote in person at a general meeting. The Board also realized that, unlike in the United States where shareholder activism and the proposal of shareholder slates for election to the Board have become common, it was not aware of any instances in Israel where the use of a majority voting standard or separate proxy cards in a contested election had been directly addressed at other Israeli public companies due to the historical infrequency of shareholder nominations at Israeli public companies.

As a result of the Board’s review, in light of the significance of the upcoming contested election at the 2018 annual general meeting and the absence of Israeli precedent on which the Board or shareholders could rely, and for the reasons articulated under “Questions and Answers Regarding This Solicitation and Voting at the Meeting,” the Board determined that it was critical that both the vote required to elect directors in a contested election at the 2018 annual general meeting and how shareholders would vote on proxy cards for those directors be clearly established and explained to the shareholders of the Company prior to the 2018 annual general meeting. The Board also believes in giving all shareholders the right to make their own decisions with respect to both proposals at the extraordinary general meeting and that any decision made by the shareholders at the extraordinary general meeting should apply to future general meetings of shareholders of the Company, not just the 2018 annual general meeting. The Board similarly determined that any modification to the Company’s existing voting standards should be achieved only through a shareholder-approved process that had been reviewed with the Company’s outside legal counsel under Israeli and United States laws and implemented prior to the 2018 annual general meeting. This process was designed to assure adequate disclosure to shareholders of the relevant voting standards and procedures that would apply in a contested election at the time their proxies are solicited for the 2018 annual general meeting.

Therefore, the Board determined to hold the extraordinary general meeting and present the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal to the Company’s shareholders for their consideration and approval in order to provide the Company’s shareholders with an opportunity to make a decision on whether to adopt and approve the plurality voting standard and the use of universal proxy cards in advance of the 2018 annual general meeting.

The Board did not intend to influence the outcome of the solicitation made by the Company or Starboard with respect to the election of directors at the 2018 annual general meeting or the composition of the Board following the 2018 annual general meeting. Instead, if adopted, the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal will provide the Company’s shareholders the freedom to cast votes for director nominees of their choice, regardless of the party that nominated them and will determine the outcome of the election using the plurality voting standard that had already been adopted by the vast majority of U.S. public companies in the context of contested elections.

On February 21, 2018, the Company announced that the Board had appointed two (2) new independent directors, filling existing vacancies on the Board. As a result, the Board now consists of eleven (11) directors. Starboard has not increased the number of directors that it has nominated for election at the 2018 annual general meeting above nine (9).

On April 16, 2018, the compensation committee of the Board (the “Compensation Committee”) and the Board approved amendments to the existing change in control severance agreements in place for our executives, except in the case of Eyal Waldman, our Chief Executive Officer, and Jacob Shulman, our Chief Financial Officer, to, among other things, increase the cash severance to 12 months’ salary and target bonus (or, if a target bonus as a percentage of base salary has not yet been set, the average of the bonuses paid during the prior three years) and provide for full accelerated vesting of the executive’s outstanding equity awards in the event of a qualifying termination following a change in control (as such term is defined in the change in control severance agreements) (a “Triggering Event”). The existing change in control severance agreements provided, upon the occurrence of a Triggering Event, for continuation of six months’ salary at 120% of the executive’s annual base salary and accelerated vesting of 50% of the executive’s outstanding equity awards. Both the existing and revised agreement provide for payment for the cost to continue COBRA coverage for up to 12 months in the case of an executive who resides in the United States.

The changes to the existing change in control severance agreements followed the Compensation Committee’s review of the change in control severance arrangements of our peer group which occurs every two years. Following the most recent such review, the Compensation Committee determined that our change in control severance arrangements were well below the change in control severance arrangements offered to executives by our peer group. The Compensation Committee and the Board considered many factors when deciding to implement the revised change in control severance agreements, including review of peer group practices and the need to hire and retain qualified executives, as well as Starboard’s notice of its intent to nominate directors for election at the Company’s 2018 annual general meeting and the fact that if a majority of the members of the Board were replaced with individuals whose nomination or election was not approved by at least 2/3rds of our directors prior to the 2018 annual general meeting, it would constitute a change in control as such term is defined under both the existing and revised change in control severance agreements. The changes to the existing change in control severance agreements were implemented in the ordinary course of the Compensation Committee’s formal executive compensation review exercise, were not implemented in response to Starboard’s notification of its intent to nominate directors for election to the Board (though such notice was taken into account), and did not revise the definition of a change in control under the change in control severance agreements.

For further description of the change in control severance agreements and the amendments, please see the Company’s Amendment No. 1 to its Annual Report on Form 10-K filed with the SEC on April 17, 2018 and the Company’s Current Report on Form 8-K filed with the SEC on April 18, 2018.

Potential Payments Upon Termination Following a Change in Control Under the Existing Agreements

The following table sets forth quantitative estimates of the benefits to be received by each of our named executive officers under the change in control severance agreements in effect as a December 31, 2017 if such officer’s employment were terminated without cause or constructively terminated (as these terms are defined in the change in control severance agreements) on December 31, 2017, assuming that such termination occurred during the 12-month period following a change in control (as such term is defined in the executive severance benefits agreements) of our Company. Such benefits are in addition to any payments or other benefits that our employees, including our named executive officers, who reside in Israel may be entitled to receive under applicable Israeli law, which are also set forth below under “Israeli Severance and Benefits”.

Name	Salary Continuation ($)	Target Bonus ($)	COBRA Coverage ($)	Israeli Severance and Benefits ($)	Value of Accelerated Equity Awards ($)(1)	Total under Existing Agreement ($)
Eyal Waldman(2)	380,193	—	—	821,855	6,065,625	7,267,673
Jacob Shulman(2)	210,000	—	23,833	—	992,725	1,226,558
Marc Sultzbaugh	222,000	—	23,833	—	1,221,213	1,467,046
Michael Kagan	166,682	—	—	469,612	1,104,947	1,741,241

(1)	The value of accelerated equity awards is calculated based on the closing price of our common stock on December 29, 2017, which was $64.70 per share.

(2)

Messrs. Waldman and Shulman did not receive revised change in control severance agreements. On February 21, 2018, the Company announced Mr. Shulman’s resignation from the Company effective May 4, 2018.

Potential Payments Upon Termination Following a Change in Control Under the Revised Agreements

The following table sets forth quantitative estimates of the benefits to be received by each of our named executive officers under the revised change in control severance agreements if such officer’s employment was terminated without cause or constructively terminated (as these terms are defined in the change in control severance agreements) on December 31, 2017, assuming that the revised change in control severance agreements were in effect on December 31, 2017 and that such termination occurred during the 12-month period following a change in control (as such term is defined in the executive severance benefits agreements) of our Company. Such benefits are in addition to any payments or other benefits that our employees, including our named executive officers, who reside in Israel may be entitled to receive under applicable Israeli law, which are also set forth below under “Israeli Severance and Benefits”.

Name	Salary ($)	Target Bonus ($)	COBRA Coverage ($)	Israeli Severance and Benefits ($)	Value of Accelerated Equity Awards ($)(1)	Total under Revised Agreement ($)	Difference between Revised Agreement and Existing Agreement($)
Eyal Waldman(2)	380,193	—	—	821,855	6,065,625	7,267,673	0
Jacob Shulman(2)	210,000	—	23,833	—	992,725	1,226,558	0
Marc Sultzbaugh	370,000	93,333	23,833	—	2,442,425	2,929,591	1,462,545
Michael Kagan	279,626	75,000	—	469,612	2,209,893	3,034,131	1,292,890

(1)	The value of accelerated equity awards is calculated based on the closing price of our common stock on December 29, 2017, which was $64.70 per share.

(2)

Messrs. Waldman and Shulman did not receive revised change in control severance agreements. On February 21, 2018, the Company announced Mr. Shulman’s resignation from the Company effective May 4, 2018.

The aggregate amount of severance and benefits payable to a group of 16 employees under the revised change in control severance agreements, plus our Chief Executive Officer and Chief Financial Officer under the prior change in control severance agreements, is approximately $13.2 million higher than under our existing change in control severance agreements, in each case, excluding any Israeli severance or other benefits to which our Israeli employees are entitled to by law and assuming each employee’s employment were terminated without cause or constructively terminated (as these terms are defined in the change in control severance agreements) on December 31, 2017 during the 12-month period following a change in control (as such term is defined in the executive severance benefits agreements) of our Company.

Potential Anti-Takeover or Other Effects the Universal Proxy Card Proposal May Have on the Starboard Solicitation

In recommending that the Company’s shareholders approve the Universal Proxy Card Proposal, the Board intends to provide the Company’s shareholders the freedom to cast votes for director nominees of their choice. The Board does not intend the Universal Proxy Card Proposal to influence the outcome of the solicitation made by the Company or Starboard with respect to the election of directors at the 2018 annual general meeting or the composition of the Board following the 2018 annual general meeting. The Company is unable to determine the ultimate effect that the Universal Proxy Card Proposal, if approved, would have on the likelihood of success of an attempt by a nominating shareholder to change control of the Board. In the context of Starboard’s intended nomination of nine (9) directors to the Board at the 2018 annual general meeting, the effect of the Universal Proxy Card Proposal on Starboard’s ability to successfully change control of our Board is also unclear, and ultimately will be based on a range of factors that may influence shareholder voting and that are not determinable by the Company. The Universal Proxy Card Proposal, if approved, could (but may not) affect the likelihood of a successful attempt by Starboard to have a majority of the Board elected because shareholders will now have the ability to choose from among all director nominees when voting by proxy card, rather than being forced to only vote either for nominees included on the Company’s proxy card or on Starboard’s proxy card. The adoption of the Universal Proxy Card Proposal will provide shareholders with a transparent voting process in which they will be able to elect the director nominees that they choose, and, as a result, will give our shareholders the ability to determine whether or not to elect a nominating shareholder’s director nominees who would constitute a majority of the Board.

PROPOSAL ONE—PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY’S ARTICLES TO REQUIRE THAT IN THE EVENT OF A CONTESTED ELECTION DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST

Under our Articles, directors are currently elected by majority vote regardless of whether the election is contested. Starboard has notified us that Starboard intends to nominate and solicit proxies in favor of election at our 2018 annual general meeting of nine director nominees in opposition to the nominees recommended by the Board.

In line with governance best practices for U.S.-listed companies, we are seeking shareholder approval to amend our Articles to provide for a plurality voting standard in a contested election. A plurality voting standard in a contested election of directors will ensure that if the number of director nominees proposed by the Board and our shareholders exceeds the total number of directors to be elected, those director nominees receiving the largest number of votes would be elected to the Board. A plurality voting standard maximizes the ability of shareholders to elect the directors they want.

If the current majority voting standard is not amended and continues to apply in the event of a contested election of directors, it is possible that, due to abstentions and against votes, no directors would be elected to the Board, or that less than the full Board would be elected and remaining vacancies on the Board would then be filled by the elected directors, rather than our shareholders. Under a plurality standard, the Board would instead consist of the director nominees gaining the largest number of votes, more accurately reflecting the desires of shareholders.

The amendment proposed by the Board providing for a plurality voting standard in a contested election of directors would align the Company’s voting practices with the guidelines of institutional shareholders and proxy advisory firms, such as Institutional Shareholder Services and Glass Lewis.

Under our proposed amendment to our Articles, a majority voting standard would still apply in an election of directors that is not a contested election. Under the majority voting standard, a director nominee is elected if he or she receives greater than 50% of the votes cast. A plurality voting standard would apply in a contested election. For the purposes herein, a “contested election” is an election in which the total number of nominees for election to the Board at a general meeting of shareholders (including all persons (i) with respect to whom a shareholder has delivered, in due time pursuant to the Companies Law and our Articles, a notice of its intent to nominate at such meeting and (ii) with respect to whom such notice of intent to nominate has not been withdrawn by such shareholder prior to the date of the definitive proxy statement filed by the Company with the SEC with respect to such meeting, as such date is set forth in the definitive proxy statement) made in compliance with our Articles and the Companies Law exceeds the total number of directors to be elected at such meeting. At a general meeting of shareholders at which the election of directors is proposed, shareholders will be entitled to cast a number of votes with respect to nominees for election to the Board up to the total number of directors to be elected at such meeting.

For a complete marked copy of the proposed amended Article 39 showing the proposed amendment to Article 39(a), please see Annex A.

We therefore propose that, at the extraordinary general meeting, the following resolution be approved:

“RESOLVED to amend the Company’s Articles, such that Article 39(a) of our Articles is amended and replaced in its entirety with the revised Article 39(a) set forth below:

39(a). Subject to the provisions of these Articles and the Companies Law, Directors shall be elected at the Annual General Meeting or an Extraordinary General Meeting of the Company by the vote of the holders of a majority of the voting power represented at such meeting in person or by proxy, intermediary instruction form or written ballot (each, a “proxy card”) and voting on the election of directors, provided that, notwithstanding Articles 28(a) and 28(c), in the event of a contested election, Directors shall be elected by a plurality of the votes cast with respect to the election of Directors by the shares represented in person or by proxy card at such meeting (which shall mean that the Directors receiving the largest number of “for” votes will be elected in such contested election). For the purposes of these Articles, an Annual General Meeting or an Extraordinary General Meeting shall be considered a “contested election” if the total number of nominees for election to the Board of Directors at such meeting (including all persons (i) with respect to whom a shareholder has delivered, in due time pursuant to the Companies Law and these Articles, a notice of its intent to nominate at such meeting and (ii) with respect to whom such notice of intent to nominate has not been withdrawn by such shareholder prior to the date of the definitive proxy statement filed by the Company with the Securities and Exchange Commission with respect to such meeting, as such date is set forth in the definitive proxy statement) made in compliance with these Articles and the Companies Law exceeds the total number of Directors to be elected at such meeting. At any Annual General Meeting or Extraordinary General Meeting at which Directors are to be elected, each shareholder shall be entitled to cast a number of votes with respect to nominees for election to the Board of Directors up to the total number of Directors to be elected at such meeting.

Board of Directors’ Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PLURALITY VOTING STANDARD PROPOSAL.

PROPOSAL TWO—PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES TO PROVIDE THAT THE COMPANY REQUIRE THE USE OF A UNIVERSAL PROXY CARD AND THAT ANY NOMINEE TO THE BOARD MUST CONSENT TO APPEARING ON THE UNIVERSAL PROXY CARD IN ORDER TO HAVE BEEN VALIDLY NOMINATED

We propose to amend the current provisions under Article 39(b) of our Articles related to the nomination of directors to provide that any proxy card used in connection with the election of directors of the Company in a contested election must include all nominees for election to the Board (“universal proxy card”) and any nominee to the Board must consent to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in connection with any general meeting at which such nominee is being or may be nominated for election as a director in order to have been validly nominated.

The adoption of universal proxy cards will provide for all nominees put forth by either the Board or any shareholder to be listed together on universal proxy cards, enabling shareholders to elect any combination of director nominees they choose without attending the shareholder meeting in person. Absent this proposed amendment, shareholders would receive two versions of a proxy card – one version listing director nominees proposed by the Board and another version listing director nominees proposed by a shareholder. Applicable laws and proxy voting mechanics do not allow shareholders to use both proxy cards to vote, and each card would contain director nominees only from either the Board or the nominating shareholder. As a result, a shareholder would not be able to vote for a combination of any director nominees from each nominating party.

In order to permit our shareholders to vote to elect any combination of director nominees put forth by the Board and any shareholder of Mellanox, we are seeking shareholder approval of an amendment to its current Articles requiring the use of universal proxy cards, and requiring that director nominees consent to be included on each universal proxy card.

Universal proxy cards have been advocated by institutional investors, including by the Council of Institutional Investors as a way to ensure a fairer, less cumbersome voting process. We believe that the use of a universal proxy card will enable our shareholders to most clearly and accurately decide on directors to be elected to the Board.

Under our proposed amendment to Article 39(b) below, any person nominated for election to the Board by a shareholder, in accordance with Article 39(b), must consent to being named as a director nominee for election to the Board in any proxy statement or proxy card relating to the meeting at which the election is to take place and the consent of each such nominee to the disclosure of any information provided with respect to such nominee pursuant to our Articles as well as any information publicly filed with the SEC with respect to such nominee in any proxy statement, proxy card or other proxy materials used in connection with or relating to such general meeting. In turn, if the Company has received notice of a shareholder’s intent to nominate directors for election to the Board at a meeting, the director nominees of the Board for election at that meeting must provide the same consent to be included in any proxy statement or proxy card relating to that meeting and to the disclosure and use by the Company and each nominating shareholder of any information provided with respect to such nominee pursuant to our Articles or any information publicly filed with the SEC with respect to such nominee in any proxy statement, proxy card or other proxy materials, used in connection with or relating to such general meeting. Such consents and certain other information required to be provided by director nominees by Article 39(b) will be made available for review by shareholders, including other nominating shareholders, upon request, either at the Company’s Registered Office or via email by contacting Corporate_Secretary@mellanox.com.

Both the Company and nominating shareholders will also be required to provide certain information to each other in order to enable both the Company and each nominating shareholder to include information regarding all nominees for election as director in any proxy statement or universal proxy card used by them in connection with the applicable general meeting at which directors will be elected. The nominating shareholder will be required to provide the Nominee Information and the Companies Law Disclosures when such nominating shareholder provides notice of its intent to make nominations in connection with the applicable general meeting at which directors will be elected. In addition, the Company will provide the Nominee Information and the Companies Law Disclosures received from each nominating shareholder (if there is more than one shareholder who has nominated director(s) for election) to each other nominating shareholder within five (5) days following the last date for nominating shareholders to provide notice of their intent to make nominations in connection with the applicable general meeting at which directors will be elected. Each nominating shareholder will be required to deliver to the secretary of the Company, as promptly as practicable, any update necessary to correct any statement in the Nominee Information and the Companies Law Disclosures in order to make such statement not false or misleading with respect to any material fact, or any omission of material fact. In the event that the Company receives any such update from any nominating shareholder, it will provide the update to each other nominating shareholder as promptly as practicable following receipt of such information. The Company will be required to deliver to each nominating shareholder, as promptly as practicable, any update necessary to correct any statement in the Nominee Information and the Companies Law Disclosures in order to make such statement not false or misleading with respect to any material fact, or any omission of any material fact. As a result of the amendments to the Articles and the disclosures contained in this proxy statement and other filings made by the Company with the SEC, the Company and any nominating shareholder will have significant advance notice of the timeline to deliver Nominee Information to each other as well as the timeline for receipt of Nominee Information from the Company with respect to the nominees of any other nominating shareholder. Each nominating shareholder shall deliver the Nominee Information and the Companies Law Disclosures to the Company using the same method of delivery as the initial nomination notice delivered to the Company. The Company shall deliver the Nominee Information and the Companies Law Disclosures to any nominating shareholder using the contact information provided for such shareholder in such shareholder’s nomination notice.

If the Universal Proxy Card Proposal is approved, nominations for the election of directors may be made by any shareholder holding at least 1% of the outstanding voting power in the Company at an annual general meeting held within thirty (30) days of the anniversary of the date of the immediately preceding annual general meeting only if a written notice of such shareholder’s intent to make such nomination or nominations has been given to the secretary of the Company not later than ninety (90) days prior to the anniversary date of the immediately preceding annual general meeting.

In addition, if the Universal Proxy Card Proposal is approved, the Company will be required to provide a Notice of Election of Directors, at least fifty (50) days prior to the date of the applicable general meeting, its intent to hold (i) any annual general meeting if the annual general meeting is not held within thirty (30) days of the anniversary date of the immediately preceding annual general meeting, and (ii) any extraordinary general meeting at which directors will be elected. Following public announcement of a Notice of Election of Directors, nominations for the election of directors may be made by any shareholder holding at least 1% of the outstanding voting power in the Company (a) at an applicable annual general meeting only if a written notice of such shareholder’s intent to make such nomination or nominations has been given to the secretary of the Company by the later of sixty (60) days prior to the date of the annual general meeting or ten (10) days following and including the date of public announcement of the Notice of Election of Directors with respect to such meeting, and (b) at an applicable extraordinary general meeting only if a written notice of such shareholder’s intent to make such nomination or nominations has been given to the secretary of the Company by the later of ninety (90) days prior to the date of such extraordinary general meeting or ten (10) days following and including the date of public announcement of the Notice of Election of Directors with respect to such meeting.

The Company will also provide each nominating shareholder with the Nominee Information and the Companies Law Disclosures no later than (a) with respect to an election of directors to be held at an annual general meeting of shareholders, to the extent the annual general meeting is held within thirty (30) days of the anniversary date of the immediately preceding annual general meeting, sixty (60) days prior to the date of such meeting, (b) with respect to an election of directors to be held at an annual general meeting of shareholders, to the extent the annual general meeting is not held within thirty (30) days from the date of the immediately preceding annual general meeting, within five (5) days after the last day that shareholders may submit notice of their intent to make a nomination or nominations for the election of directors at such annual general meeting; and (c) with respect to an election of directors to be held at an extraordinary general meeting of shareholders, within five (5) days after the last day that shareholders may submit notice of their intent to make a nomination or nominations for the election of directors at such extraordinary general meeting. The nomination of any nominee with respect to whom (i) a nominating shareholder fails to deliver to the Company the information and consents required by clauses (a), (b), (c) and (d) of the first paragraph of the amended Article 39(b), to the extent such information and consents have not been previously provided with respect to any applicable nominee or have materially changed, and the information required by clause (e) of the first paragraph and the consents required by clause (f) in the first paragraph of the amended Article 39(b) or (ii) the Company fails to deliver the information required by clauses (a) and (b) of the third paragraph of the amended Article 39(b) and the consents required by clauses (c) and (d) of the third paragraph of the amended Article 39(b) to each nominating shareholder, in each case by the deadlines set forth above, shall not be recognized by the Company or the Chairman of such meeting as a valid nominee.

If the Universal Proxy Card Proposal is approved, with respect to our 2018 annual general meeting only, any nominating shareholder or the Company shall deliver the information required by clause (e) in the first paragraph or clauses (a) and (b) in the third paragraph of the amended Article 39(b), respectively, and the consents required by clause (f) in the first paragraph or clauses (c) and (d) in the third paragraph of the amended Article 39(b), respectively, by June 2, 2018, which is the later of (i) sixty (60) days prior to the 2018 annual general meeting and (ii) ten (10) days following and including the meeting date of the extraordinary general meeting. Each nominating shareholder shall deliver the Nominee Information and the Companies Law Disclosures to the Company using the same method of delivery as the initial nomination notice delivered to the Company. The Company shall deliver the Nominee Information and the Companies Law Disclosures to any nominating shareholder using the contact information provided for such shareholder in such shareholder’s nomination notice. The nomination of any nominee with respect to whom a nominating shareholder or the Company fails to provide the information required by clauses (a), (b), (c) and (e) in the first paragraph or clauses (a) and (b) in the third paragraph of the amended Article 39(b), or the consents required by clauses (d) and (f) in the first paragraph or clauses (c) and (d) in the third paragraph of the amended Article 39(b), in each case by the later of (i) sixty (60) days prior to the 2018 annual general meeting and (ii) ten (10) days following and including the meeting date of the extraordinary general meeting, shall not be recognized by the Company or the Chairman of the 2018 annual general meeting as a valid nominee.

In the event of a contested election, each proxy card used in connection with the election of directors shall (1) include the names of all persons nominated for election as directors of the Company, whether nominated by the Board or a shareholder; (2) provide a means for a shareholder to grant authority to vote for each of the nominees set forth on such proxy card; (3) if a plurality voting standard is applicable under Article 39(a), provide a means for a shareholder to grant authority to withhold its vote with respect to each nominee on such proxy card (and not provide means for a shareholder to grant authority to vote against or abstain from voting with respect to any nominee set forth on such proxy card); (4) if a majority voting standard is applicable under Article 39(a), provide a means for a shareholder to grant authority to vote against or abstain from voting with respect to each of the nominees set forth on such proxy card (and not provide means for a shareholder to grant authority to withhold its vote with respect to each nominee on such proxy card); (5) clearly distinguish between the nominees of the Board and the nominees of any shareholder; (6) within each group of nominees of the Board or any shareholder, list the nominees in alphabetical order; and (7) use the same font type, style and size for all nominees.

The effect of the amendment to the current provisions under Article 39(b) of our Articles described above is (1) to provide that all proxy statements in a contested election will include the names of all director nominees for election at that meeting, and (2) to provide that all director nominees for election at that meeting will appear on all proxy cards.

By approving these amendments, shareholders will be ensuring that they will have access, in any contested election, to all relevant information and disclosures regarding director nominees for election at that meeting and the ability to vote for all director nominees.

For a complete marked copy of the proposed amended Article 39 showing the proposed amendment to Article 39(b), please see Annex A.

We therefore propose that at the extraordinary general meeting, the following resolutions be approved:

“RESOLVED to amend our Articles such that Article 39(b) of our Articles is amended and replaced in its entirety with the revised Article 39(b) set forth below.

Nominations for the election of Directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any shareholder holding at least 1% of the outstanding voting power in the Company. However, and without limitation of Sections 63 or 64 of the Companies Law, any such shareholder may nominate one or more persons for election as Directors at a General Meeting only if a written notice of such shareholder’s intent to make such nomination or nominations has been given to the Secretary of the Company not later than (i) with respect to an election to be held at an Annual General Meeting of shareholders, ninety (90) days prior to the anniversary date of the immediately preceding annual meeting or if the Annual General Meeting is not held within thirty (30) days of the anniversary date of the immediately preceding Annual General Meeting, then notice must be provided by the later of sixty (60) days prior to the date of the Annual General Meeting or ten (10) days following and including the date of public announcement of the Notice of Election of Directors (as defined below) by the Company with respect to such meeting, and (ii) with respect to an election to be held at an Extraordinary General Meeting of shareholders for the election of Directors, by the later of ninety (90) days prior to the date of such meeting or ten (10) days following and including the date of public announcement of the Notice of Election of Directors by the Company with respect to such meeting. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of at least 1% of the outstanding voting power in the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) the consent of each nominee to serve as a Director of the Company if so elected and a declaration signed by each of the nominees declaring that there is no limitation under the Companies Law for the appointment of such a nominee and that all the information that is required under the Companies Law to be provided to the Company in connection with such an appointment has been provided; (e) the information specified in Items 4(b) and 5(b) of Schedule 14A (or any successor) (“Schedule 14A”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to each nominee as a participant in the solicitation of proxies by the Company and the information specified in Items 7(a), (b) and (c) of Schedule 14A, with respect to each nominee as a director nominee; and (f) the consent of each nominee to be named as a nominee for election as a Director of the Company in any proxy statement or proxy, intermediary instruction form or written ballot (each a “proxy card”) relating to the Company’s next Annual General Meeting or Extraordinary General Meeting at which Directors are to be elected and the consent of each such nominee to the disclosure and use by the Company and by each other shareholder who has given notice of its intent to nominate one or more persons for election as Directors at such General Meeting in accordance with this Article 39(b) of any information provided with respect to such nominee pursuant to clauses (a), (b), (c), (d) or (e) or that is publicly filed with the Securities and Exchange Commission (“SEC”) with respect to such nominee in a proxy statement, proxy card or other proxy materials, in each case used in connection with or relating to such Annual General Meeting or Extraordinary General Meeting. Notwithstanding Article 24(a), the Company shall at least fifty (50) days prior to the date of such Annual General Meeting or Extraordinary General Meeting publicly announce its intent to hold (x) any Annual General Meeting if the Annual General Meeting is held more than thirty (30) days of the anniversary date of the immediately preceding Annual General Meeting, and (b) any Extraordinary General Meeting at which directors will be elected (any such public announcement with respect to clause (x) or (y), a “Notice of Election of Directors”).

Any shareholder who delivers a written notice to the Company of such shareholder’s intent to nominate one or more persons for election as Directors at an Annual General Meeting or Extraordinary General Meeting pursuant to the first paragraph of this Article 39(b) and any related information required pursuant to the first paragraph of this Article 39(b), shall deliver to the Secretary of the Company notice in writing, as promptly as practicable, of (i) any change that occurs with respect to such shareholder’s intent to nominate persons for election as Directors following delivery of the notice contemplated by the immediately preceding paragraph to the Company and (ii) any update necessary to correct any statement contained in the information provided to the Company pursuant to the immediately preceding paragraph or in any information publicly filed with the SEC with respect to any such nominee in a proxy statement, proxy card or other proxy materials, in each case used in connection with or relating to such Annual General Meeting or Extraordinary General Meeting in order to make such statement not false or misleading with respect to any material fact, or omission of any material fact. To the extent that more than one shareholder has delivered a written notice to the Company of such shareholder’s intent to nominate one or more persons for election as Directors at an Annual General Meeting or Extraordinary General Meeting pursuant to the first paragraph of this Article 39(b), and the Company receives any updated information pursuant to the foregoing clause (i) or (ii) from any such nominating shareholder, the Company shall promptly as practicable provide such updated information to each other nominating shareholder.

In the event that the Secretary of the Company has duly received written notice of a shareholder’s intent to make nominations in accordance with this Article 39(b), the Company shall provide a written notice to such shareholder at the address for such shareholder in the nomination notice provided by such shareholder to the Company, not later than (i) with respect to an election of Directors to be held at an Annual General Meeting, sixty (60) days prior to the date of such Annual General Meeting, or if the Annual General Meeting is not held within thirty (30) days of the anniversary date of the immediately preceding Annual General Meeting, five (5) days after the last day that shareholders may submit notice of their intent to make a nomination or nominations for the election of directors at such Annual General Meeting under clause (i) of the first paragraph of this Article 39(b), and (ii) with respect to an election of directors to be held at an Extraordinary General Meeting, five (5) days after the last day that shareholders may submit notice of their intent to make a nomination or nominations for the election of Directors at such Extraordinary General Meeting under clause (ii) of the first paragraph of this Article 39(b). Such notice shall include, with respect to each nominee designated by the Board of Directors or a committee appointed by the Board of Directors: (a) the information specified in Items 4(b) and 5(b) of Schedule 14A with respect to each nominee as a participant in the solicitation of proxies by the nominating shareholder and the information specified in Items 7(a), (b) and (c) of Schedule 14A, with respect to each nominee as a director nominee; (b) the information that would be required under the Companies Law with respect to each person to be so nominated if such person was nominated by a shareholder; (c) the consent of each nominee to serve as a Director of the Company if so elected and a declaration signed by each of the nominees declaring that there is no limitation under the Companies Law for the appointment of such a nominee and that all the information that is required under the Companies Law to be provided by such nominee to the Company in connection with such an appointment has been provided and (d) the consent of each nominee to be named as a nominee for election as a Director of the Company in any proxy statement or proxy card relating to such Annual General Meeting or Extraordinary General Meeting and to serve as a Director of the Company if elected, and the consent of each such nominee to the disclosure and use by each shareholder who has given notice of its intent to nominate one or more persons for election as Directors at the applicable Annual General Meeting or Extraordinary General Meeting in accordance with this Article 39(b) of any information provided with respect to such nominee pursuant to clauses (a) or (b) or that is publicly filed with the SEC with respect to such nominee in any proxy statement, proxy card or other proxy materials, in each case used in connection with or relating to such Annual General Meeting or Extraordinary General Meeting. In the event that the Secretary of the Company has duly received written notice of a shareholder’s intent to make nominations in accordance with this Article 39(b) from more than one shareholder, the Company shall within five (5) days following the last date for shareholders to provide notice of their intent to make nominations in connection with the applicable Annual General Meeting or Extraordinary General Meeting pursuant to clause (i) or clause (ii), as applicable, of the first paragraph of this Article 39(b), provide to each nominating shareholder (i) a copy of the written notice received by the Company from any other shareholder for nominations in accordance with this Article 39(b) and the Companies Law and (ii) a copy of the information set forth in the first paragraph of this Article 39(b) that is received by the Company from any other nominating shareholder.

The Company shall deliver to each nominating shareholder notice in writing, as promptly as practicable, any update necessary to correct any statement contained in the information provided by the Company pursuant to the immediately preceding paragraph (including any information publicly filed with the SEC with respect to any Company nominee in a proxy statement, proxy card or other proxy materials, in each case used in connection with or relating to such Annual General Meeting or Extraordinary General Meeting) in order to make such statement not false or misleading with respect to any material fact, or omission of any material fact.

Notwithstanding the applicable notification deadlines set forth in the first paragraph and third paragraph of this Article 39(b) with respect to the delivery of information and consents by any nominating shareholders and the Company, respectively, with respect to the 2018 Annual General Meeting of the Company only (i) any nominating shareholder whose notice of intent to make nominations of one or more persons for election as Directors at the 2018 Annual General Meeting was made with respect to the 2018 Annual General Meeting prior to the date on which this Article 39(b) is approved by the shareholders of the Company shall deliver to the Company the information and consents required by clauses (a), (b), (c) and (d) of the first paragraph of this Article 39(b), to the extent such information and consents have not been previously provided with respect to any applicable nominee or has materially changed, and the information required by clause (e) of the first paragraph and the consents required by clause (f) in the first paragraph of this Article 39(b), and (ii) the Company shall deliver the information required by clauses (a) and (b) of the third paragraph of this Article 39(b) and the consents required by clauses (c) and (d) of the third paragraph of this Article 39(b) to each shareholder from whom the Secretary of the Company has duly received prior to the date on which this Article 39(b) was approved by the shareholders of the Company written notice of such shareholder’s intent to make nominations with respect to the 2018 Annual General Meeting, in each case, by the later of sixty (60) days prior to the date of the 2018 Annual General Meeting and ten (10) days following and including the date of the Extraordinary General Meeting at which this fifth paragraph of Article 39(b) is approved by the shareholders of the Company, provided that the nomination of any nominee with respect to whom a nominating shareholder or the Company, as applicable, fails to provide such applicable information or consents within such period, shall not be recognized by the Company or the Chairman of the 2018 Annual General Meeting as a valid nominee. Any nominating shareholder shall deliver the information required by this paragraph to the Company using the same method of delivery as the initial nomination notice delivered to the Company. The Company shall deliver the information required by this paragraph to each nominating shareholder using the contact information provided for such shareholder in such shareholder’s nomination notice.

In the event of a contested election, each proxy card used in connection with the election of Directors of the Company, or the solicitation of votes with respect to the election of Directors of the Company, at the applicable Annual General Meeting or Extraordinary General Meeting, shall (A) set forth the names of (I) all persons nominated for election by the Board of Directors and (II) all persons with respect to whom a written notice of a shareholder’s intent to make a nomination for election as a Director at such meeting has been given in accordance with this Article 39(b) and applicable law (and whose nomination has not been withdrawn by such shareholder); (B) provide a means for a shareholder to grant authority to vote for each of the nominees set forth on such proxy card; (C) if a plurality voting standard is applicable under Article 39(a), provide a means for a shareholder to grant authority to withhold its vote with respect to each nominee on such proxy card (and not provide means for a shareholder to grant authority to vote against or abstain from voting with respect to any nominee set forth on such proxy card); (D) if a majority voting standard is applicable under Article 39(a), provide a means for a shareholder to grant authority to vote against or abstain from voting with respect with to each of the nominees set forth on such proxy card (and not provide means for a shareholder to grant authority to withhold its vote with respect to each nominee on such proxy card); (E) clearly distinguish between the nominees of the Board of Directors and the nominees of any shareholder; (F) within each group of nominees referenced in (E) above, list the nominees in alphabetical order; and (G) use the same font type, style and size for all nominees.

For the purposes of these Articles, an Annual General Meeting or an Extraordinary General Meeting shall be considered a “contested election” if the total number of nominees for election to the Board of Directors at such meeting (including all persons (i) with respect to whom a shareholder has delivered, in due time pursuant to the Companies Law and these articles a notice of its intent to nominate at such meeting and (ii) with respect to whom such notice of intent to nominate has not been withdrawn by such shareholder prior to the date of the definitive proxy statement filed by the Company with the Securities and Exchange Commission with respect to such meeting, as such date is set forth in the definitive proxy statement) made in compliance with these Articles and the Companies Law exceeds the total number of Directors to be elected at such meeting.

The Chairman of the meeting may refuse to acknowledge (x) the nomination of any person or (y) any vote purported to be solicited or cast using any proxy statement or proxy card, in each case, not made in compliance with the foregoing procedures.

Board of Directors’ Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE UNIVERSAL PROXY CARD PROPOSAL.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table provides information relating to the beneficial ownership of our ordinary shares as of March 31, 2018, by:

•	each shareholder known by us to own beneficially more than 5% of our ordinary shares (based on information supplied in Schedules 13D and 13G filed with the SEC, as indicated);

•	each of our named executive officer (our principal executive officer, our principal financial officer and our three other most highly compensated executive officers);

•	each of our directors; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, and includes options that are currently exercisable or exercisable within 60 days of March 31, 2018. Except as indicated by footnote, and subject to community property laws where applicable, we believe the persons named in the table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them.

Unless otherwise indicated below, the address for each beneficial owner listed is c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Chief Financial Officer.

	Beneficial Ownership
Name of Beneficial Owner	Ordinary Shares	Options Exercisable within 60 Days	Restricted share Units Vesting or Settled within 60 Days	Shares Beneficially Owned	Percentage of Shares Outstanding(1)
5% Shareholders:
Starboard Value LP(2)	5,466,621	—	—	5,466,621	10.5%
777 Third Avenue, 18th Floor
New York, New York 10017
Capital Research Global Investors(3)	3,811,933	—	—	3,811,933	7.3%
333 South Hope Street
Los Angeles, CA 90071
DNB Asset Management AS(4)
Dronning Aufemias Gate 30, Bygg M-12N 0191 Oslo, Norway	2,749,192	—	—	2,749,192	5.3%
Executive Officers, Directors and Nominees for Director:
Eyal Waldman(5)	1,747,500	—	—	1,747,500	3.4%
Shai Cohen	33,232	—	350	33,232	*
Michael Kagan	143,720	—	—	143,720	*
Marc Sultzbaugh	22,357	87,056	—	109,413	*
Thomas J. Riordan	24,500	21,428	350	46,278	*
Irwin Federman	12,500	—	350	12,850	*
Jacob Shulman	10,286	—	—	10,286	*
Amal M. Johnson	27,500	11,428	350	39,278	*
Glenda Dorchak	12,000	29,142	350	41,492	*
Thomas Weatherford	9,917	—	350	10,267	*
David Perlmutter	12,500	45,000	350	57,850	*
Dov Baharav	6,668	—	350	7,018	*
Umesh Padval	350	—	350	700	*
Steve Sanghi	350	—	350	700	*
All executive officers and directors as a group (14 persons)	2,063,380	194,054	3,500	2,260,934	4.3%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding ordinary shares.

(1)

The applicable percentage ownership for members of the Board and named executive officers is based on 52,159,490 ordinary shares outstanding as of March 31, 2018, together with applicable options and restricted share units for such shareholder. The applicable percentage ownership for the other beneficial owners listed in the table is based on the number of outstanding shares as of the dates indicated in the relevant Schedules 13D and 13G filings described in footnotes 2 through 3 below. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Ordinary shares subject to the options currently exercisable, or exercisable within 60 days of March 31, 2018, and ordinary shares underlying restricted share units that vest within 60 days of March 31, 2018 are deemed outstanding for computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person.

(2)

This information is as of March 13, 2018 and is based on the Schedule 13D/A filed with the SEC on March 13, 2018 by Starboard. Starboard may be deemed to be the beneficial owner and has sole voting and dispositive power of the (i) 3,758,713 ordinary shares owned by Starboard Value and Opportunity Master

Fund LTD, (ii) 440,135 ordinary shares owned by Starboard Value and Opportunity S LLC, (iii) 247,597 ordinary shares owned by Starboard Value and Opportunity C LP, (iv) 456,609 ordinary shares owned by Starboard Leaders Papa LLC, and (v) 563,567 ordinary shares held in the Starboard Value LP Account.

(3)

This information is as of December 29, 2017 and is based on the Schedule 13G filed with the SEC on February 14, 2017 by Capital Research Global Investors (“Capital Research”). Capital Research is the beneficial owner and has sole voting and dispositive power of the 3,811,933 ordinary shares owned by Capital Research.

(4)

This information is as of December 31, 2017 and is based on the Schedule 13G filed with the SEC on February, 13, 2018 by DNB Asset Management AS (“DNB”). DNB is the beneficial owner and has sole voting and dispositive power of the 2,749,192 ordinary shares owned by DNB.

(5)

Includes 1,426,041 ordinary shares held by Waldo Holdings 2, a general partnership formed pursuant to the laws of Israel, of which Mr. Waldman is a general partner. Mr. Waldman has sole voting and dispositive power over all of these shares.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for further information about the SEC’s public reference rooms. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov and through our website at www.mellanox.com.

OTHER MATTERS

This proxy statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on the Company’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by the Company. The Company undertakes no obligation to publicly update forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect the Company’s business, particularly those mentioned in the risk factors in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017 and in our periodic reports on Form 10-Q.

No shareholder had advised us of the intent to present any other matters, and we are not aware of any other matters to be presented, at the extraordinary general meeting. Accordingly, the only items of business that our Board intends to present at the extraordinary general meeting are set forth in this proxy statement.

If any other matter or matters are brought before the extraordinary general meeting in accordance with the provisions of our Articles and the Companies Law, the persons named as proxyholders, if any, will use their discretion to vote on the matters in accordance with their best judgment as they deem advisable. Your vote is very important. Please promptly vote your shares by completing, signing, dating and returning your white proxy card or voting instruction form or by Internet or telephone voting as described on your white proxy card or voting instruction form.

You should rely only on the information contained in this proxy statement, the appendices to this proxy statement and the documents we refer to or incorporate by reference in this proxy statement to vote with respect to the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal and any other matters that are brought before the extraordinary general meeting in accordance with the provisions of our Articles and the Companies Law. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated May 2, 2018. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement) and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Sincerely,

Irwin Federman
Chairman of the Board

May     , 2018

Annex A

ARTICLE 39 OF THE

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION OF

MELLANOX TECHNOLOGIES, LTD.

(as proposed to be amended)

39.	ELECTION AND REMOVAL OF DIRECTORS

(a)    Subject to the provisions of these Articles and the Companies Law, Directors shall be elected at the Annual General Meeting or an Extraordinary General Meeting of the Company by the vote of the holders of a majority of the voting power represented at such meeting in person or by proxy, intermediary instruction form or written ballot (each, a “proxy card”) and voting on the election of directors~~.~~, provided that, notwithstanding Articles 28(a) and 28(c), in the event of a contested election, Directors shall be elected by a plurality of the votes cast with respect to the election of Directors by the shares represented in person or by proxy card at such meeting (which shall mean that the Directors receiving the largest number of “for” votes will be elected in such contested election). For the purposes of these Articles, an Annual General Meeting or an Extraordinary General Meeting shall be considered a “contested election” if the total number of nominees for election to the Board of Directors at such meeting (including all persons (i) with respect to whom a shareholder has delivered, in due time pursuant to the Companies Law and these Articles, a notice of its intent to nominate at such meeting and (ii) with respect to whom such notice of intent to nominate has not been withdrawn by such shareholder prior to the date of the definitive proxy statement filed by the Company with the Securities and Exchange Commission with respect to such meeting, as such date is set forth in the definitive proxy statement) made in compliance with these Articles and the Companies Law exceeds the total number of Directors to be elected at such meeting. At any Annual General Meeting or Extraordinary General Meeting at which Directors are to be elected, each shareholder shall be entitled to cast a number of votes with respect to nominees for election to the Board of Directors up to the total number of Directors to be elected at such meeting.

(b)    Nominations for the election of Directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any shareholder holding at least 1% of the outstanding voting power in the Company. However, and without limitation of Sections 63 or 64 of the Companies Law, any such shareholder may nominate one or more persons for election as Directors at a General Meeting only if a written notice of such shareholder’s intent to make such nomination or nominations has been given to the Secretary of the Company not later than (i) with respect to an election to be held at an Annual General Meeting of shareholders, ninety (90) days prior to the anniversary date of the immediately preceding annual meeting or if the Annual General Meeting is not held within thirty (30) days of the anniversary date of the immediately preceding Annual General Meeting, then notice must be provided by the later of sixty (60) days prior to the date of the Annual General Meeting or ten (10) days following and including the date of public announcement of the Notice of Election of Directors (as defined below) by the Company with respect to such meeting, and (ii) with respect to an election to be held at an Extraordinary General Meeting of shareholders for the election of Directors, ~~at least~~by the later of ninety (90) days prior to the date of such meeting or ten (10) days following and including the date of public announcement of the Notice of Election of Directors by the Company with respect to such meeting. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of ~~shares of~~at least 1% of the outstanding voting power in the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; ~~and~~ (d) the consent of each nominee to serve as a Director of the Company if so elected and a declaration signed by each of the nominees declaring that there is no limitation under the Companies Law for the appointment of such a nominee and that all the information that is required under the Companies Law to be provided to the Company in connection with such an appointment has been provided; (e) the information specified in Items 4(b) and 5(b) of Schedule 14A (or any successor) (“Schedule 14A”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to each nominee as a participant in the solicitation of proxies by the Company and the information specified in Items 7(a), (b) and (c) of Schedule 14A, with respect to each nominee as a director nominee; and (f) the consent of each nominee to be named as a nominee for election as a Director of the Company in any proxy statement or proxy, intermediary instruction form or written ballot (each a “proxy card”) relating to the Company’s next Annual General Meeting or Extraordinary General Meeting at which Directors are to be elected and the consent of each such nominee to the disclosure and use by the Company and by each other shareholder who has given notice of its intent to nominate one or more persons for election as Directors at such General Meeting in accordance with this Article 39(b) of any information provided with respect to such nominee pursuant to clauses (a), (b), (c), (d) or (e) or that is publicly filed with the Securities and Exchange Commission (“SEC”) with respect to such nominee in a proxy statement, proxy card or other proxy materials, in each case used in connection with or relating to such Annual General Meeting or Extraordinary General Meeting. Notwithstanding Article 24(a), the Company shall at least fifty (50) days prior to the date of such Annual General Meeting or Extraordinary General Meeting publicly announce its intent to hold (x) any Annual General Meeting if the Annual General Meeting is held more than thirty (30) days of the anniversary date of the immediately preceding Annual General Meeting, and (b) any Extraordinary General Meeting at which directors will be elected (any such public announcement with respect to clause (x) or (y), a “Notice of Election of Directors”).

Any shareholder who delivers a written notice to the Company of such shareholder’s intent to nominate one or more persons for election as Directors at an Annual General Meeting or Extraordinary General Meeting pursuant to the first paragraph of this Article 39(b) and any related information required pursuant to the first paragraph of this Article 39(b), shall deliver to the Secretary of the Company notice in writing, as promptly as practicable, of (i) any change that occurs with respect to such shareholder’s intent to nominate persons for election as Directors following delivery of the notice contemplated by the immediately preceding paragraph to the Company and (ii) any update necessary to correct any statement contained in the information provided to the Company pursuant to the immediately preceding paragraph or in any information publicly filed with the SEC with respect to any such nominee in a proxy statement, proxy card or other proxy materials, in each case used in connection with or relating to such Annual General Meeting or Extraordinary General Meeting in order to make such statement not false or misleading with respect to any material fact, or omission of any material fact. To the extent that more than one shareholder has delivered a written notice to the Company of such shareholder’s intent to nominate one or more persons for election as Directors at an Annual General Meeting or Extraordinary General Meeting pursuant to the first paragraph of this Article 39(b), and the Company receives any updated information pursuant to the foregoing clause (i) or (ii) from any such nominating shareholder, the Company shall promptly as practicable provide such updated information to each other nominating shareholder.

In the event that the Secretary of the Company has duly received written notice of a shareholder’s intent to make nominations in accordance with this Article 39(b), the Company shall provide a written notice to such shareholder at the address for such shareholder in the nomination notice provided by such shareholder to the Company, not later than (i) with respect to an election of Directors to be held at an Annual General Meeting, sixty (60) days prior to the date of such Annual General Meeting, or if the Annual General Meeting is not held within thirty (30) days of the anniversary date of the immediately preceding Annual General Meeting, five (5) days after the last day that shareholders may submit notice of their intent to make a nomination or nominations for the election of directors at such Annual General Meeting under clause (i) of the first paragraph of this Article 39(b), and (ii) with respect to an election of directors to be held at an Extraordinary General Meeting, five (5) days after the last day that shareholders may submit notice of their intent to make a nomination or nominations for the election of Directors at such

Extraordinary General Meeting under clause (ii) of the first paragraph of this Article 39(b). Such notice shall include, with respect to each nominee designated by the Board of Directors or a committee appointed by the Board of Directors: (a) the information specified in Items 4(b) and 5(b) of Schedule 14A with respect to each nominee as a participant in the solicitation of proxies by the nominating shareholder and the information specified in Items 7(a), (b) and (c) of Schedule 14A, with respect to each nominee as a director nominee; (b) the information that would be required under the Companies Law with respect to each person to be so nominated if such person was nominated by a shareholder; (c) the consent of each nominee to serve as a Director of the Company if so elected and a declaration signed by each of the nominees declaring that there is no limitation under the Companies Law for the appointment of such a nominee and that all the information that is required under the Companies Law to be provided by such nominee to the Company in connection with such an appointment has been provided and (d) the consent of each nominee to be named as a nominee for election as a Director of the Company in any proxy statement or proxy card relating to such Annual General Meeting or Extraordinary General Meeting and to serve as a Director of the Company if elected, and the consent of each such nominee to the disclosure and use by each shareholder who has given notice of its intent to nominate one or more persons for election as Directors at the applicable Annual General Meeting or Extraordinary General Meeting in accordance with this Article 39(b) of any information provided with respect to such nominee pursuant to clauses (a) or (b) or that is publicly filed with the SEC with respect to such nominee in any proxy statement, proxy card or other proxy materials, in each case used in connection with or relating to such Annual General Meeting or Extraordinary General Meeting. In the event that the Secretary of the Company has duly received written notice of a shareholder’s intent to make nominations in accordance with this Article 39(b) from more than one shareholder, the Company shall within five (5) days following the last date for shareholders to provide notice of their intent to make nominations in connection with the applicable Annual General Meeting or Extraordinary General Meeting pursuant to clause (i) or clause (ii), as applicable, of the first paragraph of this Article 39(b), provide to each nominating shareholder (i) a copy of the written notice received by the Company from any other shareholder for nominations in accordance with this Article 39(b) and the Companies Law and (ii) a copy of the information set forth in the first paragraph of this Article 39(b) that is received by the Company from any other nominating shareholder.

The Company shall deliver to each nominating shareholder notice in writing, as promptly as practicable, any update necessary to correct any statement contained in the information provided by the Company pursuant to the immediately preceding paragraph (including any information publicly filed with the SEC with respect to any Company nominee in a proxy statement, proxy card or other proxy materials, in each case used in connection with or relating to such Annual General Meeting or Extraordinary General Meeting) in order to make such statement not false or misleading with respect to any material fact, or omission of any material fact.

Notwithstanding the applicable notification deadlines set forth in the first paragraph and third paragraph of this Article 39(b) with respect to the delivery of information and consents by any nominating shareholders and the Company, respectively, with respect to the 2018 Annual General Meeting of the Company only (i) any nominating shareholder whose notice of intent to make nominations of one or more persons for election as Directors at the 2018 Annual General Meeting was made with respect to the 2018 Annual General Meeting prior to the date on which this Article 39(b) is approved by the shareholders of the Company shall deliver to the Company the information and consents required by clauses (a), (b), (c) and (d) of the first paragraph of this Article 39(b), to the extent such information and consents have not been previously provided with respect to any applicable nominee or has materially changed, and the information required by clause (e) of the first paragraph and the consents required by clause (f) in the first paragraph of this Article 39(b), and (ii) the Company shall deliver the information required by clauses (a) and (b) of the third paragraph of this Article 39(b) and the consents required by clauses (c) and (d) of the third paragraph of this Article 39(b) to each shareholder from whom the Secretary of the Company has duly received prior to the date on which this Article 39(b) was approved by the shareholders of the Company written notice of such shareholder’s intent to make nominations with respect to the 2018 Annual

General Meeting, in each case, by the later of sixty (60) days prior to the date of the 2018 Annual General Meeting and ten (10) days following and including the date of the Extraordinary General Meeting at which this fifth paragraph of Article 39(b) is approved by the shareholders of the Company, provided that the nomination of any nominee with respect to whom a nominating shareholder or the Company, as applicable, fails to provide such applicable information or consents within such period, shall not be recognized by the Company or the Chairman of the 2018 Annual General Meeting as a valid nominee. Any nominating shareholder shall deliver the information required by this paragraph to the Company using the same method of delivery as the initial nomination notice delivered to the Company. The Company shall deliver the information required by this paragraph to each nominating shareholder using the contact information provided for such shareholder in such shareholder’s nomination notice.

In the event of a contested election, each proxy card used in connection with the election of Directors of the Company, or the solicitation of votes with respect to the election of Directors of the Company, at the applicable Annual General Meeting or Extraordinary General Meeting, shall (A) set forth the names of (I) all persons nominated for election by the Board of Directors and (II) all persons with respect to whom a written notice of a shareholder’s intent to make a nomination for election as a Director at such meeting has been given in accordance with this Article 39(b) and applicable law (and whose nomination has not been withdrawn by such shareholder); (B) provide a means for a shareholder to grant authority to vote for each of the nominees set forth on such proxy card; (C) if a plurality voting standard is applicable under Article 39(a), provide a means for a shareholder to grant authority to withhold its vote with respect to each nominee on such proxy card (and not provide means for a shareholder to grant authority to vote against or abstain from voting with respect to any nominee set forth on such proxy card); (D) if a majority voting standard is applicable under Article 39(a), provide a means for a shareholder to grant authority to vote against or abstain from voting with respect with to each of the nominees set forth on such proxy card (and not provide means for a shareholder to grant authority to withhold its vote with respect to each nominee on such proxy card); (E) clearly distinguish between the nominees of the Board of Directors and the nominees of any shareholder; (F) within each group of nominees referenced in (E) above, list the nominees in alphabetical order; and (G) use the same font type, style and size for all nominees.

For the purposes of these Articles, an Annual General Meeting or an Extraordinary General Meeting shall be considered a “contested election” if the total number of nominees for election to the Board of Directors at such meeting (including all persons (i) with respect to whom a shareholder has delivered, in due time pursuant to the Companies Law and these articles a notice of its intent to nominate at such meeting and (ii) with respect to whom such notice of intent to nominate has not been withdrawn by such shareholder prior to the date of the definitive proxy statement filed by the Company with the Securities and Exchange Commission with respect to such meeting, as such date is set forth in the definitive proxy statement) made in compliance with these Articles and the Companies Law exceeds the total number of Directors to be elected at such meeting.

The Chairman of the meeting may refuse to acknowledge (x) the nomination of any person or (y) any vote purported to be solicited or cast using any proxy statement or proxy card, in each case, not made in compliance with the foregoing procedures.

(c)    The General Meeting may, by a vote of the holders of at least 75% of the voting power represented at the meeting, remove any Director(s) from office, and elect Directors instead of Directors so removed or fill any

Vacancy (as defined in Article 41), however created, in the Board of Directors unless such Vacancy was filled by the Board of Directors under Article 41.

(d)    In the event of any contradiction between the provisions of this Article 39 and the provisions of the Companies Law relating to the election and term of External Directors, the applicable provisions of the Companies Law shall govern, and the External Directors shall be elected and hold office in accordance with the provisions of the Companies Law.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK AND EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail MELLANOX TECHNOLOGIES, LTD. As a shareholder of Mellanox Technologies, Ltd., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by p.m., Eastern Time, on , 2018. Vote by Internet Call Toll-Free: Vote by +1 Telephone Vote by Mail Access submit the your Website proxy: and If you are calling from (800) outside 868-5136 of the Sign in and the postage-paid return our proxy www.proxydocs.com/MLNX U.S. please call +1 (484) 997-2085 envelope provided. The Notice, Important Proxy Statement, Notice Regarding Form of Proxy the Availability and Annual Report of Proxy on Materials Form 10-K for are The 2018 Extraordinary General Meeting Available at: www.Stockholdersdocs. of Shareholders: com/MLNX FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED WHITE PROXY CARD MELLANOX TECHNOLOGIES, LTD. PROXY FOR THE 2018 EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD MAY 24, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of Mellanox Technologies, Ltd., an Israeli company, hereby acknowledges receipt of the Notice of the 2018 Extraordinary General Meeting of Shareholders and Proxy Statement each dated     , 2018 and hereby appoints each of [ ] and [ ] as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2018 Extraordinary General Meeting of Shareholders of Mellanox Technologies, Ltd. to be held on Thursday, May 24, 2018 5:00 p.m. (Israeli time) (10:00 a.m. Eastern Time) at the Company’s principal executive offices at 8B Habarzel Street, Tel Aviv, Israel 6158102 and at any postponement or adjournment thereof, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the other side. Alinka Flaminia Eyal Waldman This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” the following items, Proposal One: To approve an amendment to Article 39(a) of the Company’s current amended and restated articles of association to require that in the event of a contested election directors will be elected by a plurality of the votes cast. Proposal Two: To approve an amendment to Article 39(b) of our Articles to, among other matters described in additional detail in the accompanying proxy statement, require that (A) any nominee for election to the Board of Directors (the “Board”) of the Company must consent to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in connection with any general meeting of shareholders at which such nominee is nominated for election as a director; and (B) each proxy card used in connection with the election of directors of the Company must include all nominees for election as directors of the Company and satisfy certain other requirements as set forth in detail in the accompanying proxy statement. If the undersigned does not state otherwise, any additional business to properly come before the meeting will be voted in accordance with the best judgement of the proxies named herein. (Continued and to be signed on the reverse side)

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

MELLANOX TECHNOLOGIES, LTD.

MACKENZIE PARTNERS, INC.

WHITE PROXY CARD

Please mark your votes like this X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" Proposals One & Two

Signature of Shareholder____________________________

Date:____________________________**, 2018**

Signature of Shareholder____________________________

Date:____________________________**, 2018**

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION MELLANOX TECHNOLOGIES, LTD. If you have questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor listed below: 1407 Broadway, 27th Floor New York, New York 10018 Call Collect: +1 (212) 929-5500 or Toll-Free (800) 322-2885 Email: mlnxproxy@mackenziepartners.com WHITE PROXY CARD THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Please mark your votes like this Proposal One To approve an amendment to Article 39(a) of the Company’s current amended and restated articles of association to require that in the event of a contested election directors will be elected by a plurality of the votes cast. For Against Abstain For Against Abstain Proposal Two To approve an amendment to Article 39(b) of our Articles to, among other matters described in additional detail in the accompanying proxy statement, require that (A) any nominee for election to the Board of the Company must consent to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in connection with any general meeting of shareholders at which such nominee is nominated for election as a director; and (B) each proxy card used in connection with the election of directors of the Company must include all nominees for election as directors of the Company and satisfy certain other requirements as set forth in detail in the accompanying proxy statement. Signature of Shareholder Date:, 2018 Signature of Shareholder Date: , 2018 administrator, administrator, shares Note: are held attorney, jointly, trustee each holder or guardian, should please sign. When give full signing title as as such. executor, If the giving signer by authorized full is a title corporation, as person. such. If please signer sign is a full partnership, corporate please name by sign duly in authorized partnership officer, name